Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300

as of December
31, 2021
Central Appalachian Coal Basin
Virginia, USA
February 2022
Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Statement of Use and Preparation
This

Technical

Report

Summary

(
TRS
)

was

prepared

by
Marshall

Miller

&

Associates,
Inc.

(
MM&A )

for

the

sole

use

of
Coronado

Global

Resources

Inc.

(
Coronado )
and

its
affiliated

and

subsidiary

companies

and

advisors.

Copies

or

references

to

information

in
this report may not be used without the written permission of Coronado.
This

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado,

as
defined

under

the
Australasian

Code

for

Reporting

of

Exploration

Results,

Mineral
Resources and Ore Reserves ( JORC Code
) as well as under

Subpart 1300 of Regulation
S-K

(Regulation

S-K

1300)

promulgated

by
the
United

States

Securities

and

Exchange
Commission

(
SEC )
.

Subject

to

the

comments

below,

this

report

was

also

prepared

in
accordance with

the
Australasian Code

for Public

Reporting of

Technical Assessments
and Valuations of Mineral Assets ( VALMIN Code
).

The statement is

based on information

provided by Coronado and

reviewed by Michael

G.
McClure, CPG; and Justin S. Douthat, PE, MBA.
As

noted

above,

this

report

is

a

“Public

Report”

for

the

purposes

of

the

VALMIN

Code.

However, in accordance with

paragraph 12.1

of the VALMIN Code,

it is

noted that

this report
is

not

a

“Valuation

of

Mineral

Assets”

and

it

also

does

not

comply

with

the

following
requirements that apply to “Technical

Assessments” (as defined in the VALMIN Code):
This report does not include a determination of the status of tenure (as required by paragraph 7.2 of the VALMIN Code) on the basis that tenure was separately reviewed by Coronado’s legal advisors.
This report does

not include separate

commentary on the

reasonableness and quality

of the
Resources

and

Reserves estimates

and

the basis

on

which

they have

been

reported (as
required

by

paragraph

7.3

of

the

VALMIN

Code)
.

MM&A

did

not

consider

that

this

was
appropriate

in

circumstances

where

MM&A

was

engaged

for

the

specific

purpose

of
preparing those estimates and the Resource estimates were prepared by Michael McClure
and the Reserve

estimates were prepared

by Justin Douthat,

both of whom

are authors of
this report.

However,

MM&A notes

that, in

accordance with

its usual

practice, a

separate
team of

MM&A employees

undertook a

peer review

of this

report and

confirmed that

both
the

process

followed

by

the

authors

of

this

report

and

the

estimates

prepared

were
reasonable and comply with the requirements of the JORC Code.

Justin Douthat is a licensed

Professional Engineers and Registered Member

of the
Society
of

Mining

Engineers

(
SME )
,

Golden,

Colorado,

USA.

Michael

McClure

is

a

Registered
Member of

the
American Institute

of Professional

Geologists
( AIPG )
.

SME and

AIPG
are
Recognized

Professional

Organizations

(
RPOs )
.

Both

are

full-time

employees

of
Marshall Miller & Associates, Inc. and recognized as a Qualified Persons ( QPs ).
The information

in this

TRS related

to coal

resources and

reserves is

based on,

and fairly
represents, information

compiled by the

QPs.

At the time

of reporting, MM&A’s

QPs have
sufficient

experience

relevant

to

the

style

of

mineralization

and

type

of

deposit

under

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
consideration and

to the

activity they are

undertaking to qualify

as a QP

as defined by

the
SEC and the

JORC Code.

Each QP consents

to the inclusion

in this report

of the matters
based on their information in the form and context in which it appears.
Marshall Miller & Associates, Inc. ( MM&A )

hereby consents to the use of the information
contained in

this report

dated December

31, 2021,

relating to

estimates of

coal resources
and coal reserves controlled by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
This report was prepared by:

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
/s/ Michael G. McClure February 18, 2022
Michael G. McClure, CPG
Principal Geologist
Direct Line: +1 304 809 1611
Email:

mike.mcclure@mma1.com

Date of Signature
/s/ Justin S. Douthat February 18, 2022
Justin S. Douthat, PE, MBA
Executive Vice President
Direct Line: +1 304 809 0597
Email:

justin.douthat@mma1.com
Date of Signature

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Table of

Contents
1 Executive Summary 1
1.1 Property Description 1
1.2 Ownership 2
1.3 Geology 2
1.4 Exploration Status 3
1.5 Operations and Development 3
1.6 Mineral Resource 3
1.7 Mineral Reserve 4
1.8 Capital Summary 5
1.9 Operating Costs 5
1.1 Economic Evaluation 6
1.10.1 Discounted Cash Flow Analysis 9
1.10.2 Sensitivity Analysis 9
1.11 Permitting 10
1.12 Conclusion and Recommendations 10
2 Introduction 10
2.1
Registrant and Terms

of Reference
10
2.2 Information Sources 11
2.3 Personal Inspections 11
3 Property Description 11
3.1 Location 11
3.2 Titles, Claims or Leases 12
3.3 Mineral Rights 12
3.4 Encumbrances 13
3.5 Other Risks 13
4 Accessibility, Climate, Local Resources, Infrastructure and Physiography 13
4.1
Topography,

Elevation, and Vegetation
13
4.2 Access and Transport 13
4.3 Proximity to Population Centers 14
4.4 Climate and Length of Operating Season 14
4.5 Infrastructure 14
5 History 14
5.1 Previous Operation 14
5.2 Previous Exploration 15
6 Geological Setting, Mineralization and Deposit 15
6.1 Regional, Local and Property Geology 15
6.2 Mineralization 15
6.3 Deposits 16

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
7 Exploration 17
7.1 Nature and Extent of Exploration 17
7.2 Non-Drilling Procedures and Parameters 19
7.3 Drilling Procedures 19
7.4 Hydrology 19
7.5 Geotechnical Data 20
8 Sample Preparation, Analyses and Security 20
8.1 Prior to Sending to the Lab 20
8.2 Lab Procedures 20
9 Data Verification 21
9.1 Procedures of Qualified Person 21
9.2 Limitations 21
9.3 Opinion of Qualified Person 21
10 Mineral Processing and Metallurgical Testing 22
10.1
Testing

Procedures
22
10.2
Relationship of Tests

to the Whole
22
10.3 Lab Information 23
10.4 Relevant Results 23
11 Mineral Resource Estimates 23
11.1 Assumptions, Parameters and Methodology 23
11.1.1 Geostatistical Analysis for Classification 24
11.2 Qualified Person’s Estimates 28
11.3 Resources Exclusive of Reserves 28
11.3.1 Initial Economic Assessment 28
11.4 Qualified Person’s Opinion 29
12 Mineral Reserve Estimates 30
12.1 Assumptions, Parameters and Methodology 30
12.2 Qualified Person’s Estimates 31
12.3 Qualified Person’s Opinion 32
13 Mining Methods 33
13.1 Geotech and Hydrology 33
13.2 Production Rates 33
13.3 Mining Related Requirements 34
13.4 Required Equipment and Personnel 34
14 Processing and Recovery Methods 35
14.1 Description or Flowsheet 35
14.2
Requirements for Energy,

Water,

Material and Personnel
35
15 Infrastructure 36
16 Market Studies 37
16.1 Market Description 37

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
16.2 Price Forecasts 37
16.3 Contract Requirements 38
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements
with Local Individuals
38
17.1 Results of Studies 38
17.2 Requirements and Plans for Waste Disposal 38
17.3 Permit Requirements and Status 38
17.4 Local Plans, Negotiations or Agreements 40
17.5 Mine Closure Plans 40
17.6 Qualified Person’s Opinion 40
18 Capital and Operating Costs 40
18.1 Capital Cost Estimate 40
18.2 Operating Cost Estimate 41
19 Economic Analysis 42
19.1 Assumptions, Parameters and Methods 42
19.2 Results 44
19.3 Sensitivity 47
20 Adjacent Properties 47
20.1 Information used 47
21 Other Relevant Data and Information 48
22 Interpretation and Conclusions 48
22.1 Conclusion 48
22.2 Risk Factors 48
22.2.1 Governing Assumptions 49
22.2.2 Limitations 50
22.2.3 Methodology 50
22.2.4 Development of the Risk Matrix 51
22.2.5 Categorization of Risk Levels and Color Code Convention 53
22.2.6 Description of the Coal Property 53
22.2.7 Summary of Residual Risk Ratings 54
22.2.8 Risk Factors 54
23 Recommendations 60
24 References 60
25 Reliance on Information Provided by the Registrant 60
Figures (in Report)
Figure 1-1:

Coronado Buchanan Mine Complex Property Location Map
2
Figure 1-2:

CAPEX
5
Figure 1-3:

OPEX
6
Figure 1-4:

Sensitivity of NPV
9

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Figure 6-1:

Buchanan Stratigraphic Column
16
Figure 7-1: Generalized Buchanan Cross-Section 18
Figure 11-1:

Histogram of the Total

Seam Thickness for the Pocahontas No. 3
Seam Present in the Buchanan Mine Complex
25
Figure 11-2:

Scatter plot of the Total

Seam Thickness for the Pocahontas No. 3
Seam Present in the Buchanan Mine Complex
25
Figure 11-3: Variogram

of the Total

Seam Thickness for the Pocahontas No. 3
Seam

Present in the Buchanan Mine Complex
26
Figure 11-4: Result of DHSA for the Pocahontas No. 3 Seam Present in the
Buchanan Mine Complex
27
Figure 11-5:

Results of Initial Economic Assessment
29
Figure 15-1:

Buchanan Surface Facilities
36
Figure 18-1:

CAPEX
41
Figure 19-1:

Cash Costs per Tonne
44
Figure 19-2:

Sensitivity of NPV
47
Tables

(in Report)
Table

1-1:

Coal Resources Summary as of December 31, 2021
3
Table

1-2:

Coal ROM (Moist) Summary as of December 31, 2021
4
Table

1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31,
2021
4
Table

1-4:

Life-of-Mine Tonn

age, P&L before Tax,

and EBITDA
7
Table

1-5:

Project Cash Flow Summary (000)
7
Table

11-1:

General Reserve and Resource Criteria
24
Table

11-2:

DHSA Results Summary for Radius from a Central Point
27
Table

11-3:

Coal Resources Summary as of December 31, 2021
28
Table

11-4:

Results of Initial Economic Assessment
29
Table

12-1:

Coal ROM (Moist) Summary as of December 31, 2021
32
Table

12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December
31, 2021
32
Table

13-1:

Summary of Production by Year (Tonnes

x 1,000)
34
Table

16-1:

Quality Specifications by Product
37
Table

17-1:

Buchanan Mining Permit
39
Table

18-1:

Estimated Coal Production Taxes

and Sales Costs
42
Table

18-2:

Buchanan Mine Operating Costs
42
Table

19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA
45
Table

19-2:

Summary of Buchanan Key Financial Performance Metrics (2022-
2029)
45
Table

19-3:

Project Cash Flow Summary (000)
46
Table

22-1:

Probability Level Table
51
Table

22-2:

Consequence Level Table
52

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table

22-3:

Risk Matrix
53
Table

22-4:

Risk Assessment Matrix
54
Table

22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
55
Table

22-6:

Environmental (Risks 3 and 4)
56
Table

22-7:

Regulatory Requirements (Risk 5)
56
Table

22-8:

Market and Transportation (Risk 6)
57
Table

22-9:

Market and Transportation (Risk 7)
57
Table

22-10:

Methane Management (Risk 8)
58
Table

22-11:

Mine Fires (Risk 9)
58
Table

22-12:

Availability of Supplies and Equipment (Risk 10)
59
Table

22-13:

Labor – Work Stoppage (Risk 11)
59
Table

22-14:

Labor – Retirement (Risk 12)
60
Table

25-1:

Information from Registrant Relied Upon by MM&A
61
Appendices
A Biographies
B Map
C Glossary of Terms
D Initial Economic Assessment for Resources Exclusive of Reserves
E
JORC Table

1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1

Property Description
Coronado Global Resources Inc. ( Coronado ) authorized Marshall Miller & Associates,
Inc.

(
MM&A )
to

prepare

this

Technical

Report

Summary

(
TRS
)

of

its

controlled

coal
resources and

reserves located

at the
Buchanan Division

(
Buchanan )

in Buchanan

and
Tazewell

Counties,

Virginia

(the
Property
).

This

report

provides

a

statement

of

coal
resources

and

coal

reserves

for

Coronado, as

defined

under

the
Australasian

Code

for
Reporting of Exploration Results, Mineral

Resources and Ore Reserves
( JORC Code )
as well as

under Subpart 1300

of Regulation S-K

(Regulation S-K 1300)

promulgated by the
United

States

Securities

and

Exchange

Commission

(
SEC ) .

This

report

was

also
prepared

in accordance

with the
Australasian Code

for Public

Reporting of

Technical
Assessments and Valuations of Mineral Assets ( VALMIN Code ).
Coal resources and coal reserves

are herein reported in imperial

units of measurement and
are rounded to millions of metric tonnes ( Mt
).

The Buchanan

No. 1

Mine Complex

is located

in Buchanan

County in

southwest Virginia.

The

Property

is

24

kilometers

northwest

of

the

town

of

Richlands,

Virginia

and

65.9
kilometers

southeast

of

Pikeville,

Kentucky.

The

nearest

major

population

centers

are
Lexington,

Kentucky

(290

kilometers

northwest)

and

Roanoke,

Virginia

(153

kilometers
northeast)

(see
Figure

1-1
).

The

Property

is

composed

of

approximately

34,089

total
hectares,

of

which

26,243

are

leased

or

subleased

from

private

landholders

under
approximately 150 individual coal

lease tracts, and

7,846 hectares are

owned by Coronado.

Subject to

Coronado’s exercising

its renewal

rights thereunder,

all the

leases expire

upon
exhaustion of the relevant coal reserves, which is expected to occur in 2047.

Virginia
Buchanan County
West Virginia
McDowell County
Russell County
Tazewell County
Buchanan No.1
VP-4
VP-2
Shortt Gap
War
Gary
Richlands
Raven
Claypool Hill
Tazewell
N&S
975,000 E
995,000 E
1,015,000 E
1,035,000 E
1,055,000 E
1,075,000 E
1,095,000 E
1,135,000 E
325,000 N
0
5
Miles
Coordinate System: VAS NAD27

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Coronado Buchanan Mine Complex Property Location

Map
1.2

Ownership
The Property was formerly controlled by Consolidation Coal Company ( CONSOL )
.

Mine
development

was

started

by

CONSOL

in

1983

and

longwall

production

began

in

1987.

Coronado acquired the Buchanan Mine from CONSOL in March 2016.
1.3

Geology
Operations

at

the

Buchanan

Mine

Complex

extract

the

Pocahontas

No.

3

coal

bed

by
longwall mining

methods.

Strata of

economic interest

for this

TRS are

of the

Pennsylvanian-
age

Pocahontas

Formation

and

the

subject

Pocahontas

No.

3

seam

is

the

principal

coal
seam of

that formation.

Due to

the high

value of

this low-volatile

coking coal,

it has

been
extensively

mined

in

the

region.

The

seam

is

situated

below

drainage

throughout

the
Property and is accessed by existing mine shafts.
1.4

Exploration Status
The

Property

has

been

extensively

explored,

largely

by

drilling

using

continuous

coring
methods,

rotary

drilling

but

also

by

obtaining

coal

measurements

at

mine

exposures,
ongoing

drilling

associated

with

degas

activities,

and

by

downhole

geophysical

methods.

The

majority

of

the

data

was

acquired

or

generated

by

previous

owners

of

the

Property.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
These sources comprise the primary

data used in the evaluation of

the coal resources and
coal reserves

on the Property.

MM&A examined

the data available

for the

evaluation and
incorporated all pertinent information into

this TRS.

Where data appeared to be

anomalous
or

not

representative, that

data

was

excluded

from the

digital

databases

and

subsequent
processing by MM&A.

Ongoing exploration has been

carried out by

Coronado since acquiring the

Buchanan Mine.

The exploration data acquired by Coronado has been consistent with past drilling activities.
1.5

Operations and Development
Due to its coal reserve and

seam characteristics, the Buchanan No. 1 Mine

operates using
the longwall method.

The model was therefore generated

with longwall-mining constraints
in mind for Buchanan’s underground resources.

The mine produces coal that

is suitable for
the low-volatile metallurgical coal markets.
The Buchanan

No. 1

Mine in

Buchanan

County,

Virginia,

is the

only active

longwall mine
currently being operated by Coronado.
Coronado

currently operates

a

coal preparation

plant

at Buchanan.

The Buchanan

Plant
operates at

a feed

rate of

approximately 1,270

raw tonnes

per hour

(
tph)
.

Processes are
typical of those used in the coal industry and are in use at adjacent coal processing plants.
1.6

Mineral Resource
Mineral resources, representing

in-situ coal in

which a portion

of reserves are

derived, are
presented below.

A coal resource estimate,

summarized in
Table

1-1
, was prepared as

of
December 31, 2021, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2021

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
157.0 19.0 0.0 176.1
25 0.7 16
Exclusive of Reserves
10.7 3.6 0.0 14.3
Total 12/31/2021
167.7 22.6 0.0 190.3

Note:

Resource tonnes are inclusive of reserve tonnes

since they include the in-situ tonnes from which

recoverable coal reserves
are derived.
Note 2:

Coal resources are reported

on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property contains 14.3 Mt of dry, in-place measured and indicated coal resources exclusive of reserves as

of
December 31, 2021.
1.7

Mineral Reserve
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource

tons presented

in
Table

1-1
,

and not

in

addition to

coal

resources.

Proven

and
probable

coal

reserves

were

derived

from

the

defined

coal

resource

considering

relevant
mining,

processing,

infrastructure, economic

(including

estimates of

capital,

revenue, and
cost),

marketing,

legal,

environmental,

socio-economic

and

regulatory

factors.

The
Resource estimate has been used as

the basis for this Reserve calculation,

which utilizes a
reasonable

preliminary

feasibility

study,

a

life-of-mine

(
LOM
)

mine

plan

and

practical

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
recovery factors.

Production modeling

was completed

with an

effective start

date of

October
1, 2021.

Additions and depletion have been used to bring the Reserve estimate forward to
December 31, 2021.
Factors that would typically preclude conversion of a coal resource to coal reserve, include
the following:

inferred resource classification; absence of coal quality; poor mine recovery;
lack of

access; geological

encumbrances associated

with overlying

and underlying

strata;
seam thinning;

structural complication;

and insufficient

exploration have

all been

considered.

Reserve

consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the
aforementioned-geological and operational encumbrances.

Coal

reserves

are

presented

on

a

run-of-mine

(ROM)

basis

in
Table

1-2
.

Proven

and
probable

coal

reserves

were

derived

from

the

defined

in-situ

coal

resource

considering
relevant processing, economic (including technical estimates of capital, revenue,

and cost),
marketing,

legal,

environmental,

socioeconomic,

and

regulatory

factors.

The

proven

and
probable coal reserves on the Property are summarized below in
Table

1-3
.
Table 1-2:

Coal ROM (Moist) Summary as of December 31, 2021

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area /
Mine Proven Probable Total Surface UG Owned Leased Subleased Ash Sulfur Vol
Buchanan 142.3 17.3 159.6 0.0 159.6 25.8 128.8 5.0 42 0.7 12
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of

December 31, 2021

Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Area / Mine Proven Probable Total Surface UG Owned Leased Subleased Ash% Sulfur% VM%
Buchanan Mine
Complex 87.4 10.6 98.0 0.0 98.0 17.0 77.5 3.4 6 0.7 19

Note: Marketable reserve tonnes are reported

on a moist basis, including a combination of

surface and inherent moisture.

The
combination of surface and inherent moisture is

modeled between 4.5 and 6-percent, depending

upon mining method.

Actual
product moisture is dependent upon multiple geological

factors, operational factors, and product contract

specifications and can
exceed 8-percent.

As such, the modeled moisture values provide a level

of conservatism for reserve reporting.
In summary, Coronado controls a total of

98.0 Mt (moist basis)

of marketable coal reserves,
at Buchanan,

as of

December 31,

2021.

Of that

total, 89

percent are

proven, and

11 percent
are probable.

There are

17.0 Mt

of owned

coal reserves

and 77.5

Mt of

leased coal

reserves
and 3.4

Mt of

subleased reserves.

All the

Buchanan reserves

are considered

suitable for
the metallurgical coal market, and all of the Buchanan reserves are assigned.
1.8

Capital Summary
Coronado provided MM&A

with an inventory

of operating equipment

available at Buchanan.

MM&A’s

capital schedules assume that major

equipment rebuilds occur over the

course of
each machine’s remaining

assumed operating life.

Replacement equipment was

scheduled
based on MM&A’s

experience and knowledge of mining equipment and

industry standards
with respect to

the useful life

of such equipment.

A summary of

the estimated capital

for the
Property is provided in Figure 1-2

below.

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$ Thousands
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Figure 1-2:

CAPEX
1.9

Operating Costs
Coronado

provided

historical

and

preliminary

5-year

projections

of

operating

costs

for
Buchanan for MM&A’s review.

MM&A used the historical

and/or budget cost information

as
a reference and developed personnel schedules for the mine and support facilities.

Hourly
labor

rates

and

salaries

were

based

upon

information

contained

in

Coronado’s

financial
summaries.

Fringe-benefit

costs

were

developed

for

vacation

and

holidays,

federal

and
state

unemployment

insurance,

retirement,

workers’

compensation

and

pneumoconiosis,
casualty and

life insurance, healthcare,

and bonuses.

A cost

factor for mine

supplies was
developed that relates expenditures

to mine advance rates

for roof-control costs and

other
mine-supply costs

at underground

mines.

Other factors

were developed

for maintenance
and repair costs, rentals, mine power, outside services and other direct mining costs.

Operating

costs

factors

were

also

developed

for

the

coal

preparation

plant

processing,
refuse

handling,

coal

loading,

property

taxes,

and

insurance

and

bonding.

Appropriate
royalty

rates

were

assigned

for

production

from

leased

coal

lands,

and

sales

taxes

were
calculated for state

severance taxes, the

federal black lung

excise tax, and

federal and state
reclamation fees.
A summary of the projected operating costs for the Property is provided in Figure 1-3 .

$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$/Tonne
Labor
O&M Supplies
Maintenance and Repairs
Transport, Prep & Load
DD&A
Royalty & Wheelage
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Figure 1-3:

OPEX
1.10

Economic Evaluation
The pre-feasibility

financial model

prepared for

this TRS

was developed

to test

the economic
viability

of the

coal resource

area.

The results

of this

financial model

are not

intended to
represent a bankable feasibility study,

required for financing of any current or future mining
operations

contemplated

for

the

Coronado

properties,

but

are

intended

to

establish

the
economic viability

of the estimated

coal reserves.

Cash flows

are simulated

on an annual
basis in

nominal dollars

assuming a

2% inflation

rate based

on projected

production from
the

coal

reserves.

The

discounted

cash

flow

analysis

presented

herein

is

based

on

an
effective date of January 1, 2022.

On

an

un-levered

basis,

the

net

present

value

(
NPV
)

of

the

project

cash

flow

after

taxes
represents

the

Enterprise

Value

of

the

project.

The

project

cash

flow,

excluding

debt
service,

is

calculated

by

subtracting

direct

and

indirect

operating

expenses

and

capital
expenditures from

revenue.

Direct costs

include labor, operating

supplies, maintenance

and
repairs, facilities

costs for

materials handling,

coal preparation,

refuse disposal,

coal loading,
reclamation

and

general

and

administrative

costs.

Indirect

costs

include

statutory

and
legally agreed

upon fees

related to

direct extraction

of the

mineral.

The indirect

costs are
the

federal

black

lung

tax,

federal

and

state

reclamation

taxes,

property

taxes,

coal
production royalties, and income taxes.

Table

1-4

shows

LOM

tonnage,

profit

&

loss

(
P&L
),

and

earnings

before

income

tax,
depreciation & amortization ( EBITDA ) for Buchanan.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Table 1-4:

Life-of-Mine Tonnage, P&L before Tax, and EBITDA

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Buchanan 98,005
$5,181,446 $52.87 $7,073,988 $72.18
As shown in Table 1-4,

the Buchanan Mine shows positive EBITDA over

the LOM.

Overall,
the Coronado

consolidated operations

show positive

LOM P&L

and LOM

EBITDA of

$5.2
billion and $7.1 billion, respectively.

Coronado’s consolidated

Buchanan cash flow summary

in nominal dollars

assuming a 2%
interest rate, excluding debt service, is shown in
Table

1-5

below.
Table 1-5:

Project Cash Flow Summary (000)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2022 2023 2024 2025 2026
Production & Sales tonnes 98,006 4,336 3,813 3,744 3,695 4,538
Total

Revenue
$14,909,133 $852,553 $453,707 $442,240 $453,787 $571,159
EBITDA $7,073,988 $551,294 $186,311 $165,773 $172,414 $271,491
Net Income $4,054,532 $377,442 $93,097 $72,548 $75,185 $145,767
Net Cash Provided by Operating Activities $5,859,417 $337,923 $226,272 $153,087 $153,971 $213,893
Purchases of Property, Plant, and
Equipment $(1,472,794) $(86,124) $(100,502) $(83,189) $(56,642) $(41,201)
Net Cash Flow $4,386,623 $251,799 $125,770 $69,897 $97,330 $172,692

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2027 2028 2029 2030 2031 2032
Production & Sales tonnes 4,336 4,317 4,563 4,743 3,952 4,271
Total

Revenue
$557,876 $567,848 $613,229 $651,531 $554,839 $612,889
EBITDA $261,229 $263,595 $298,286 $329,317 $241,336 $290,107
Net Income $137,877 $136,093 $168,482 $198,902 $134,763 $170,606
Net Cash Provided by Operating Activities $224,239 $225,319 $245,987 $268,534 $221,190 $234,873
Purchases of Property, Plant, and
Equipment $(64,303) $(42,396) $(43,244) $(44,109) $(69,604) $(70,996)
Net Cash Flow $159,936 $182,923 $202,743 $224,425 $151,586 $163,877

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2033 2034 2035 2036 2037 2038
Production & Sales tonnes 3,108 3,839 3,939 3,095 3,340 3,854
Total

Revenue
$455,561 $575,148 $603,143 $484,105 $533,867 $629,465
EBITDA $171,051 $260,914 $280,917 $178,788 $209,249 $308,476
Net Income $81,103 $150,643 $164,665 $84,421 $111,746 $188,224
Net Cash Provided by Operating Activities $173,291 $204,491 $231,972 $176,230 $175,626 $239,334
Purchases of Property, Plant, and
Equipment $(46,809) $(47,745) $(48,700) $(76,848) $(50,667) $(51,681)
Net Cash Flow $126,482 $156,746 $183,272 $99,382 $124,959 $187,653

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2039 2040 2041 2042 2043 2044
Production & Sales tonnes 4,722 4,655 3,755 3,575 3,583 3,399
Total

Revenue
$787,800 $793,604 $622,752 $614,673 $623,815 $595,730
EBITDA $447,013 $443,613 $291,006 $284,502 $313,239 $288,266
Net Income $294,103 $290,483 $171,552 $167,105 $191,132 $171,155
Net Cash Provided by Operating Activities $337,444 $359,579 $270,111 $240,394 $255,553 $244,949
Purchases of Property, Plant, and
Equipment $(52,714) $(53,768) $(82,766) $(52,909) $(53,968) $(55,047)
Net Cash Flow $284,729 $305,811 $187,345 $187,485 $201,586 $189,902

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2045 2046 2047 2048 2049 2050
Production & Sales tonnes 3,154 2,845 836 - - -
Total

Revenue
$573,015 $527,068 $157,730 $- $- $-
EBITDA $271,208 $272,078 $22,517 $- $- $-
Net Income $157,961 $159,633 $(32,899) $(4,084) $(1,660) $(850)
Net Cash Provided by Operating Activities $230,687 $227,781 $74,345 $(51,806) $(17,614) $(8,983)
Purchases of Property, Plant, and
Equipment $(56,148) $(40,714) $- $- $- $-
Net Cash Flow $174,539 $187,067 $74,345 $(51,806) $(17,614) $(8,983)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2051 2052 2053 2054 2055 2056
Production & Sales tonnes - - - - - -
Total

Revenue
$- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(436) $(226) $(0) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(4,581) $(4,673) $- $- $- $-
Purchases of Property, Plant, and
Equipment $- $- $- $- $- $-
Net Cash Flow $(4,581) $(4,673) $- $- $- $-
Consolidated

cash

flows

are

driven

by

annual

sales

tonnage,

which

at

steady-state

level
ranges

from

a

peak

of

4.7

million

tonnes

in

2030

to

a

low

of

0.8

million

tonnes

in

2047.

Projected consolidated

revenue ranges

from $442.2

million to

$852.6 million

at steady

state.

Revenue totals $14.9 billion for the project’s life.
Consolidated

cash

flow

from

operations

is

positive

throughout

the

projected

operating
period,

with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation
spending.

Consolidated

cash

flow

from

operations

peaks

at

$337.9

million

in

2022

and
totals $5.9

billion over

the project’s

life.

Capital expenditures

total $367.7

million through
2026 and $1.5 billion over the project’s life.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
1.10.1

Discounted Cash Flow Analysis
Cash

flow

after

tax,

but

before

debt

service,

generated

over

the

life

of

the

project

was
discounted to NPV

at a 10.0%

discount rate, which

represents Coronado’s

estimate of the
nominal

dollar,

risk

adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market
participants if the subject reserves were offered

for sale.

On an un-levered basis, the NPV
of

the

project

cash

flows

represents

the

Enterprise

Value

of

the

project

and

amounts

to
$1.580 billion.

The pre-feasibility

financial model

prepared for

the TRS

was developed

to
test

the

economic

viability

of

each

coal

resource

area.

The

NPV

estimate

was

made

for
purposes of

confirming the

economics for

classification of

coal reserves

and not

for purposes
of

valuing

Coronado

or its

Buchanan

assets.

Mine

plans

were

not

optimized,

and

actual
results of

the operations

may be

different, but

in all

cases, the

mine production

plan assumes
the properties are under competent management.
1.10.2

Sensitivity Analysis
Sensitivity of the NPV results to changes in

the key drivers is presented in the chart

below.

The

sensitivity

study

shows

the

NPV

at

the

10.0%

discount

rate

when

Base

Case

sales
prices, operating costs, and capital costs are increased

and decreased in increments of 5%
within a +/- 15% range.
Figure 1-4:

Sensitivity of NPV
As shown,

NPV is

quite sensitive

to changes

in sales

price and

operating cost

estimates,
and slightly sensitive to changes in capital cost estimates.
1.11

Permitting
Coronado has

obtained all

mining and

discharge permits

to operate

its mine

and processing,
loadout, or related support facilities.

MM&A is unaware of

any obvious or current Coronado
permitting issues

that are

expected to

prevent the

issuance of

future permits.

Buchanan,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
along with all

coal producers, is

subject to a

level of uncertainty

regarding future clean

water
permits due to United States Environmental Protection Agency ( EPA )

involvement with
state programs.
1.12

Conclusion and Recommendations
Sufficient data have been obtained

through various exploration and

sampling programs and
mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Property.

The data are of sufficient quantity and

reliability
to reasonably support the coal resource and coal reserve estimates in this TRS.
The geological data and

preliminary feasibility study, which consider mining

plans, revenue,
and operating

and capital

cost estimates

are sufficient

to support

the classification

of coal
reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study
concludes

that

the

98.0

Mt

of

marketable

underground

coal

reserves

identified

on

the
Property

are

economically

mineable

under

reasonable

expectations

of

market

prices

for
metallurgical coal products, estimated operation costs, and capital expenditures.
2
Introduction
2.1

Registrant and Terms of Reference
This report

was prepared

for the

sole use

of
Coronado Global

Resources Inc.

(
Coronado )
and its affiliated and

subsidiary companies and advisors.

This report provides a statement
of coal resources

and coal reserves

for Coronado, as

defined under

the
Australasian Code
for

Reporting

of

Exploration

Results,

Mineral

Resources

and

Ore

Reserves
( JORC
Code
) as

well as

under Subpart

1300 of

Regulation S-K (Regulation

S-K 1300)

promulgated
by the
United States Securities

and Exchange Commission

(
SEC ) .

This report was

also
prepared

in accordance

with the
Australasian Code

for Public

Reporting of

Technical
Assessments and Valuations of Mineral Assets ( VALMIN Code ).
This

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado

at
Buchanan.

Exploration results

and Resource

calculations were

used as

the basis

for the
mine planning

and the

preliminary feasibility

study completed

to determine

the extent

and
viability of the reserve.
Coal resources

and coal reserves

are herein reported

in metric

units of

measurement and
are rounded to millions of metric tonnes ( Mt ).
2.2

Information Sources
This

TRS

is

based

on

information

provided

by

Coronado

and

reviewed

by

Michael

G.
McClure, CPG; and Justin S. Douthat, PE, MBA.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Coronado

engaged

MM&A

to

conduct

a

coal

resource

and

reserve

evaluation

of

the
Coronado coal

properties as

of September

30, 2018.

Additions and

depletion have

been
used

to

bring

the

Resource

and

Reserve

estimates

forward

to

December

31,

2021,

the
effective date of this TRS

for Buchanan.

For the evaluation, the following tasks were

to be
completed:

>

Conduct site visits of the mines and mine infrastructure facilities;

>

Process

the

information

supporting

the

estimation

of

coal

resources

and

reserves

into
geological models;

>

Develop life-of-reserve mine (
LOM ) plans and financial models;
>

Hold discussions with Coronado company management; and

>

Prepare

and

issue a

TRS providing

a

statement

of coal

resources and

reserves which
would include:
-

A description of the mine and facilities.

-

A description of the evaluation process.
-

An

estimation

of

coal

resources

and

reserves

with

compliance

elements

as

stated
under the JORC Code and the SEC Regulation S-K 1300.
2.3

Personal Inspections
MM&A is very familiar with Buchanan,

having provided a variety of services

in recent years,
and the QPs involved in this TRS have conducted multiple site visits.
3
Property Description
3.1

Location
The Buchanan Mine Complex is located in Buchanan County in southwestern Virginia (see
Figure 1-1
) approximately

16 kilometers

southeast of

Grundy,

which is

the county

seat of
Buchanan County.

Surface facilities for

the shaft mine are

located along Garden Creek

and
a Norfolk Southern

(NS) rail

line about 6.4

kilometers south-southeast of

Oakwood, Virginia.
The

Property

is

located

on

the

following
United

States

Geological

Survey

(
USGS )
Quadrangles:

Prater,

Vansant,

Keen

Mountain,

and

Jewell

Ridge.

Current

mining
projections

fall

within

the Keen

Mountain and

Jewell

Ridge quadrangles.

The

coordinate
system and

datum used for

the model of

Buchanan No. 1

and the

subsequent maps were
produced in the Virginia State Plane South system, NAD 27.

3.2

Titles, Claims or Leases
The Buchanan coal

reserves are located

in Buchanan and

Tazewell Counties, Virginia.

The
Property is

composed of

approximately 34,089

total hectares,

of which

26,243 are

leased
or subleased from private landholders under approximately 150 individual coal lease tracts,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
and 7,846 hectares are owned by Coronado.

Subject to Coronado’s exercising its renewal
rights thereunder, all the leases

expire upon exhaustion

of the relevant

coal reserves, which
is expected to occur in 2047.

MM&A has not carried out a

separate title verification for the
coal

property

and

has

not

verified

leases,

deeds,

surveys,

or

other

property

control
instruments

pertinent

to

the

subject

resources.

Tenure

was

separately

reviewed

by
Coronado’s legal advisors.

Coronado has represented to MM&A that it controls the mining rights

to the

reserves as

shown on

its property

maps, and

MM&A has

accepted

these as
being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS
assumes the Property

is developed under responsible and experienced management.
3.3

Mineral Rights
Coronado supplied property

control maps to

MM&A related to

properties for which

mineral
and/or

surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these
representations

as

being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property
boundary disputes

or other

concerns, through

past knowledge

of the

Property,

that would
signal concern over future mining operations or development potential.
Property

control

in

Appalachia

can

be

intricate.

Coal

mining

properties

are

typically
composed

of

numerous

property

tracts

which

are

owned

and/or

leased

from

both

land-
holding companies

and private

individuals or

companies.

It is

common to

encounter severed
ownership,

with

different

entities

or

individuals

controlling

the

surface

and

mineral

rights.

Mineral control in

the region is

typically characterized by

leases or ownership

of larger tracts
of land, with surface control generally comprised of smaller tracts, particularly in developed areas.
Legal mining rights

may reflect a

combination of fee

or mineral ownership

and fee

or mineral
leases of coal lands

through various surface and

mineral lease agreements.

There is also
a relatively small amount

of area where

the coal is

partially owned and/or partially

leased on
a limited number of individual tracts.

Control of the surface property is necessary to conduct surface mining but is not necessary to conduct underground

mining.

Given that

the Buchanan Mine

has been

active dating back
to the

1980s, Coronado,

and its

predecessors, have

a successful

history of

obtaining any
necessary rights and the associated permits to mine.
3.4

Encumbrances
No Title

Encumbrances are

known.

By assignment,

MM&A did

not complete

an independent
query related to Title Encumbrances.

3.5

Other Risks
There is always risk involved in property

control.

Coronado and its predecessor, CONSOL,
have both had their legal

teams examine the deeds and

title control in order to

minimize the
risk.

Historically,

property

control

has

not

posed

any

challenges

related

to

Buchanan’s
operations.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance

with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1

Topography,

Elevation, and Vegetation
Topography

of the

area surrounding

the Buchanan

Mine Complex

is typical

of the

Central
Appalachian Plateau being

rugged and deeply

dissected by

v-shaped river valleys

flanked
by

steep-sided

upland

regions.

Surface

elevations

near

the

mine

complex

range

from
approximately 823

meters above

sea level

in upland

regions to

approximately 579

meters
at

stream

level.

The

Property

is

moderately

vegetated,

with

a

mixture

of

hardwood

and
conifer forest

in the

temperate broadleaf

category.

The Property

is not

situated near

any
major urban centers, and the surrounding area is considered rural.
4.2

Access and Transport
General

access

to

the Buchanan

No.

1

Mine

property

is

via

a

well-developed

network

of
primary,

secondary,

and

unimproved

roads.

Highway

460

is

the

primary

highway
connecting

Pike

County

in

Eastern

Kentucky

to

Buchanan

and

Tazewell

Counties

in
Southwestern Virginia.

Numerous secondary and unimproved roads provide

direct access
to the

Property,

some being

state-

and town-maintained.

These roads

typically stay

open
throughout the

year.

A
Norfolk Southern

(
NS )

rail line

that is

located approximately 6.44
kilometers south-southeast of Oakwood, Virginia, serves as the primary means of transport for produced coal.

NS transports coal from the Buchanan

Mine Complex either to domestic
customers or

to the

Pier 6

export terminal

at Norfolk,

Virginia for

overseas shipment.

A small
portion of production is transported via

truck haul.

An extensive network of service roads

to
gob gas and coalbed methane ( CBM
) production wells exist on the subject property.

4.3

Proximity to Population Centers

The

Buchanan

No.

1

Mine

property

lies

near

the

town

of

Grundy

in

Buchanan

County,
Virginia approximately 290 kilometers southeast of

Lexington, Kentucky and 153

kilometers
southwest of Roanoke, Virginia.

As of the 2020 census

Buchanan County had a

population
of 20,355 residents.

4.4

Climate and Length of Operating Season
The climate

of the

region is

classified as

humid sub-tropical

with four

distinct seasons:

warm
summers, cold winters, and moderate fall and spring

seasons.

Precipitation in the region is
consistent throughout

the year

with the

most rain

falling in

spring and

the early

months of
summer.

Average yearly rainfall is 112.62

centimeters.

Summer months typically begin in
late

May

and

end

in

early

September

and

range

in

average

temperature

from

49

to

84
degrees

Fahrenheit (or

9.44

to 28.89

degrees

Celsius).

Winters

typically

begin

in mid

to
late November and

run until mid

to late March

with average temperatures

ranging from 26
to

56

degrees

Fahrenheit

(or

-3.33

to 13.33

degrees

Celsius).

Precipitation

in

the

winter
typically

comes

in

the

form

of

snowfall

or

as

a

wintery

mix

(sleet

and

snow)

with

severe
snowfall events occurring

occasionally.

Seasonal variations

in climate typically

do not

affect

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
underground

mining

in

Virginia.

However,

weather

events

could

potentially

negatively
impact

efficiency

of

surface

and

preparation

plant

operations

on

a

very

limited

basis

and
lasting less than a few days.
4.5

Infrastructure
The Buchanan No.

1 Mine Complex

has sources of

water,

power, personnel,

and supplies
readily

available

for

use.

Personnel

have

historically

been

sourced

from the

surrounding
communities in Buchanan,

Tazewell,

McDowell, and Pike counties,

and have proven

to be
adequate in numbers to operate the mine.

As mining is common in the surrounding areas,
the workforce is generally familiar

with mining practices, and many are

experienced miners.

Water is

sourced locally from streams

that flow over Coronado-owned

property.

The mine
also

utilizes

ground

water

from

an

old

abandoned

mine.

Electricity

is

sourced

from
American Electric Power

(
AEP )
.

The service industry

in the areas

surrounding the mine
complex

has

historically

provided

supplies,

equipment

repairs

and

fabrication,

etc.

The
Coronado-owned

Buchanan

Preparation

Plant

services

the

mine

via

a

skip

hoist

and
conveyor

belt system

which

transports extracted

coal from

an underground

bunker to

the
surface facility.

The NS rail line serves as the main means of transport from the mine.
5
History
5.1

Previous Operation
The Property was formerly controlled by Consolidation Coal Company ( CONSOL )
.

Mine
development

was

started

by

CONSOL

in

1983

and

longwall

production

began

in

1987.

Coronado acquired the Buchanan Mine from CONSOL in March 2016.
The most productive of any 4-year period since 1987 has

occurred since the acquisition by
Coronado.

Production history

has been

approximately 3.5

Mt in

2016 (in

only a

9-month
period), 4.9 Mt in 2017, 4.7 Mt in 2018, 4.5 Mt in 2019, 3.4 Mt in 2020 and 4.4 Mt in 2021.
5.2

Previous Exploration
The

Property

has

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous

entities,

most

of

which

were

completed

prior

to

acquisition

by

Coronado.

The
majority of

the drilling

was accomplished

using vertical

continuous (diamond)

coring or

air
rotary methods.
Drill

records

indicate

that

independent

contract

drilling

operators

have

typically

been
engaged

to

carry

out

drilling

on

the

Property.

Geophysical

logging

on

those

properties
acquired from CONSOL was often

performed by both CONSOL’s in-house logging services
and

outside

logging

firms.

MM&A,

via

its

Geophysical

Logging

Systems

subsidiary,

has
logged

a

significant

number

of

the

past

exploration

holes

and

degas

wells,

and

currently
logs most of the recently drilled holes.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
6
Geological Setting, Mineralization and Deposit
6.1

Regional, Local and Property Geology
The

Property

lies

in

the

Central

Appalachian

Coal

basin

in

the

Appalachian

Plateau
physiographic province.

The

coal

deposits

in

the

eastern

US

are

the oldest

and

most

extensively

developed

coal
deposits in the country.

The coal deposits on the Property are Carboniferous in age, being of the

Pennsylvanian system.

Overall, these

Carboniferous coals

contain two-fifths

of the
US’s bituminous coal deposits and extend over

1,448 kilometers from northern Alabama to
Pennsylvania and

are part

of what

is known

as the
Appalachian Basin
.

The Appalachian
Basin is more than 402

kilometers wide and, in

some portions, contains over

60 coal seams
of varying economic significance.
Seams

of economic

significance typically

range

between 0.30

meters

and

1.83 meters

in
thickness,

with

relatively

little

structural

deformation.

Regional

structure

is

typically
characterized by gently dipping strata to the northwest at less than one percent.
Seams of

the Pocahontas

Formation have

historically been

mined in

the Buchanan

No. 1
Mine with the Pocahontas No. 3 seam being the principal

seam in the formation.

Coal from
the area has historically sold in primarily metallurgical markets.
6.2

Mineralization
The

generalized

stratigraphic

columnar

section

in
Figure

6-1

demonstrates

the

vertical
relationship of the principal coal seams and rock formations on the Property.

System
Fm.
Lithology
Coal / Sandstone / Shale
Lower Pennsylvanian
Norton Fm.
Jawbone
Tiller
Hensley Shale
Upper Lee Fm.
Upper Seaboard
Upper Lee Sandstone
Greasy Creek
Middle Seaboard
Lower Seaboard
Middle Lee Fm.
Upper Horsepen
Middle Horsepen
Pocahontas No. 11
Pocahontas No. 10
Lower Horsepen
Lower Lee Fm.
Pocahontas No. 9
Pocahontas No. 8
Pocahontas No. 7
Basal Lee Sandstone
Pocahontas Fm.
Pocahontas No. 6
Pocahontas No. 5
Pocahontas No. 4
Pocahontas No. 3
Pocahontas No. 2
Pocahontas No. 1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
Figure 6-1:

Buchanan Stratigraphic Column
(not to scale)
6.3

Deposits
The

coal

produced

at

Buchanan

No.

1

is

typically

low

volatile

(<23%

volatile

matter)
bituminous

coal.

Due to

the

value of

the Pocahontas

No. 3

(
P3
) as

a

low-volatile

coking
coal, it has

been extensively mined

in the region.

Multiple seams make

up the P3

horizon
in the projections

for the Property.

The P31, P32,

P33, and 345,

all individual splits

of the
P3 horizon,

are present

on the

Property and

the projected

areas.

The mineable

bench in
the P3 horizon consists

of various configurations of

the seams, depending

on thickness and
relative location, as seam splitting does occur in various parts of the Property.

The various
bench configurations are: 1)

full-seam bench (P31, P32,

P33, and 345), also known

as the
P3

bench;

2)

P31,

P32,

P33

bench;

and

3)

P32,

P33,

and

345

benches.

The

full-seam
bench (P3) thickness ranges

from 1.22 to 3.44 meters

with an average of 1.86

meters, the
P31, P32,

P33 bench

thickness

ranges from

1.22 to

2.10 meters

with an

average of

1.43

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
meters,

and the

P32, P33,

345 bench

thickness

ranges from

1.22 to

2.71 meters

with an
average of 1.65 meters.

The seam is situated below drainage throughout the Property and is accessible

by existing

mine shafts.

Floor and

roof strata

vary throughout

the projected
mine area with floor strata including fireclay, claystone, shale, sandy shale, and sandstone, but primarily being fireclay and shale.

Roof strata varies throughout as well but primarily is
composed of sandstone, sandy shale, and shale.

7
Exploration
7.1

Nature and Extent of Exploration
Extensive

exploration

in

the

form

of

subsurface

drill

efforts

has

been

carried

out

on

the
Property by numerous entities, most

of which efforts were completed

prior to the acquisition
by

Coronado.

Diamond

core,

rotary,

and

CBM

drilling

are

the

three

primary

types

of
exploration

on

the

Property.

Data

for

correlation

and

mining

conditions

are

derived

from
core

descriptions

and

geophysical

logging

(e-logging).

Coal

quality

analyses

were

also
employed during the core exploration process.

A total of 4,535 core, rotary, and CBM wells
have been

drilled for

exploration and

CBM purposes.

The location of

the drilling

is shown
on the maps included in Appendix B .
The

concentration

of

exploration

varies

slightly

across

the

Property,

with

the

proposed
underground

mining

areas

having

the

highest

concentration

of

drill holes.

Drilling

on

the
Property

is

typically

sufficient

for

delineation

of

potential

underground

mineable

benches.

Core logging

is carried

out by

professional geologists

in cases

where roof

and floor

strata
are

of

particular

interest

and

in

cases

where

greater

resolution

and

geologic

detail

are
needed.

However, most

drill hole data

come from simplified driller’s

logs, which often

lack
specific details regarding geotechnical conditions and specific geology, making correlations
and

floor

and

roof

conditions

difficult

to

determine.

Geophysical

logging

(e-logging)
techniques,

by

contrast,

document

specific

details

useful

for

geologic

interpretation

and
mining

conditions.

Given

the

variability

of

data-gathering

methods,
definitive

mapping

of
future mining conditions

may not

be possible,

but projections and

assumptions can be

made
within a reasonable

degree of certainty.
A

significant

effort

was

put

into

verifying

the

integrity

of

the

database.

Once

this

was
established, stratigraphic columnar sections were generated using cross-sectional analysis to establish or confirm coal seam correlations.

A typical cross-section is shown in
Figure 7-
1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Figure 7-1: Generalized Buchanan Cross-Section
Due to

the long

history of

exploration by

various parties

on the

Property,

a wide

variety of
survey

techniques

exist

for

documentation

of

data

point

locations.

Many

of

the

older
exploration drill holes appear to have been located by survey and more recently completed drill

holes

are

often

located

by

high-resolution

Global

Positioning

System

(
GPS
)

units.

However, some holes appear to have been approximately located using USGS topography maps

or

other

methods

which

are

less

accurate.

Therefore,

discretion

had

to

be

used
regarding the accuracy for the location

and ground surface elevation of some

of these older
drill

holes.

In

instances

where

a

drill

hole

location

(or

associated

coal

seam

elevations)
appeared

to

be

inconsistent

with

the

overall

structural

trend

(or

surface

topography

for
surface-mineable areas),

the data

point was

not honored

for geological

modeling.

Others
with apparently minor variances were adjusted and then used by MM&A.

Surveying

of the

underground and

surface mined

areas

has been

performed by

the mine
operators

and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the
accuracy or completeness

of supplied

mine maps

but accepted

this information as

being the
work of responsible engineers and surveyors.
MM&A compiled comprehensive

topographic map files

by selecting the

best available aerial
mapping for each area and filling any gaps with digital USGS topographic mapping.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
7.2

Non-Drilling Procedures and Parameters
Some analyses, specifically ultimate

ash and sulfur types

are not as prevalent

as others in
the testing

done on

samples recovered

by drilling.

To supplement the information database,
samples

have

been

collected

from

mine

stockpiles

and

either

truck

or

train

shipment
samples.
7.3

Drilling Procedures
Core

drilling

methods

utilize

NX-size

(5.4

centimeters)

or

similar-sized

core

cylinders

to
recover core samples, which can be used to

delineate geologic characteristics, and for coal
quality

testing

and

geotechnical

logging.

For

the

core

holes,

the

geophysical

logs

are
especially useful in verifying the core recovery of both the coal samples (for assurance that
a

sample

is

representative

of

the

full

seam)

and

of

the

roof

and

floor

rock

samples

(for
evaluating ground control

characteristics of deep

mineable coal seams).

In addition to

the
core holes, rotary drilled holes also exist on most of

the Property.

Data for the rotary drilled
holes are mainly derived

from downhole geophysical

logs, which are used

to interpret coal
and rock thickness and

depth since logging of the

drill cuttings is not reliable.

Additionally,
there is an ongoing active surface drilling program

for degassing the mined seam ahead of
mining.

The degas

holes are

typically logged

geophysically,

and the

resulting interpreted
data

are

incorporated

into

the

geological

model.

Exploratory

drilling

generally

requires
drilling to depths of over 305 meters to penetrate the target coal seam at Buchanan.
A wide variety

of core-logging techniques

exist for the

Property.

For many of

the core holes,
the

primary

data

source

is

a

generalized

lithology

description

by

the

driller,

typically
supplemented

by

a

more

detailed

core

log

completed

by

a

geologist.

These

drilling

logs
were provided to

MM&A as a

geological database.

MM&A geologists were not

involved in
the production

of original

core logs

but did perform

a basic

check of

information within

the
provided database.

Where geophysical

logs for

such holes

are available,

they were

used
by MM&A geologists to verify the coal thickness and core recovery of seams.

7.4

Hydrology
Buchanan is an

active mine with

no hydrologic concerns

or material issues

experienced in
its history.

Future mining

is projected

to occur

in areas

exhibiting similar

hydrogeological
conditions

as

past

mining,

including

stream

undermining,

undermining

of

aquifers,

and
mining

through

hydraulically

fractured

(frac’d)

coalbed

methane

wells.

Based

upon

the
successful

history

of

the

operation

with

regards

to

hydrogeological

features,

MM&A
assumes that the operation will not be hindered by such issues in the future.
7.5

Geotechnical Data
Mining plans

for potential

underground mines

were developed

by Coronado

and modified
by MM&A to

fit current property

constraints.

Pillar stability was

tested by MM&A

using the
Analysis of Retreat Mining Pillar Stability

(ARMPS
) and Analysis of Longwall Pillar Stability
(ALPS)

programs that were developed

by the
National Institute for Occupational

Safety

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
and Health ( NIOSH )
.

MM&A reviewed the

results from the

ARMPS and ALPS

analysis and
considered them in the development of the LOM plan.
8
Sample Preparation,

Analyses and Security
8.1

Prior to Sending to the Lab
Most of the

coal samples have been

obtained from the

Property by subsurface exploration
using core

drilling techniques.

The protocol

for preparing

and testing

the samples

has varied
over

time and

is not

well documented

for the

older holes

drilled

on the

Property.

Typical
core-drilling

sampling

methods

for

coal

in

the

United

States

involves

drilling

through

the
seam, removing the core from the barrel, describing the lithology, wrapping the sample in a sealed

plastic

sleeve

and

placing

it

lengthwise

into

a

covered

core

box,

and

carefully
marking hole ID

and depth intervals

on each box

and lid, allowing

the core to

be delivered
to a

laboratory in

correct stratigraphic

order, and with

original moisture

content.

This process
has been the norm for both historical and ongoing exploration activities at the Property.
This work is typically performed by the

supervising driller, geologist, or company personnel.

Samples are most often delivered

to the company by the

driller after each shift or

acquired
by company personnel or representatives.

Most of the coal core

samples were obtained by
previous or

current operators

on the

Property.

MM&A did

not participate

in the

collection,
sampling, and analysis

of the core

samples.

However, it is reasonable

to assume, given

the
consistency of quality from previous operators,

that these samples were generally collected
and

processed

under

industry

best

practices.

This

assumption

is

based

on

MM&A’s
familiarity with the operating companies and the companies used to perform the analyses.
8.2

Lab Procedures
Coal-quality

testing

has

been

performed

over

many

years

by

operating

companies

using
different laboratories

and testing

regimens.

Some of

the samples

have raw

analyses and
washabilities on the full seam (with coal and rock parting layers co-mingled)

and are mainly
useful for characterizing the coal quality for projected production from underground mining.

Other

samples

have

coal

and

rock

analyzed

separately,

the

results

of

which

can

be
manipulated to forecast

underground mining quality.

Care has

been taken

to use only

those
analyses that

are representative

of the

coal quality

parameters for

the appropriate

mining
type for each sample.

Unlike many Appalachian

properties, Buchanan only has

interest in
one deep seam; therefore, the analyses have been done following a consistent protocol.
Standard procedure upon receipt

of core samples

by the testing laboratory

is to: 1) log

the
depth and thickness of the sample; then 2) perform testing as specified by a representative of the

operating company.

Each sample

is then

analyzed in

accordance with

procedures
defined under
American Society for Testing

and Materials (
ASTM )

standards including,
but

not

limited

to

washability

(ASTM

D4371);

ash

(ASTM

D3174);

sulfur

(ASTM

D4239);
Btu/lb. (ASTM

D5865); volatile

matter (ASTM

D3175); Free

Swell Index

(
FSI
) (ASTM

D720).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
9
Data Verification
9.1

Procedures of Qualified Person
MM&A

reviewed

the

digital

geologic

database

supplied

by

Coronado.

The

database
consists

of

data

records,

which

include

drill

hole

information

for

holes

that

lie

within

and
adjacent

to

the

Property

and

records

for

numerous

supplemental

coal

seam

thickness
measurements.

Upon completion

of

the database

verification,

copies of

each

entry were
printed,

and

cross

referenced

to

the

original

document

for

verification.

Once

the

initial
integrity of

the database

was established,

stratigraphic columnar

sections were

generated
using cross-sectional analysis to establish

or confirm coal-seam correlations.

Geophysical
logs were used wherever available to assist in

confirming the seam correlation and to verify
proper seam thickness measurements and recovery of coal samples.

After

establishing

and/or

verifying

proper

seam

correlation,

seam

data-control

maps

and
geological cross-sections

were generated

and again

used to

verify seam

correlations and
data integrity.

Once the

database was

fully vetted,

seam thickness,

base-of-seam elevation,
roof and floor lithology,

and overburden maps were independently

generated for use in the
mine planning process.
9.2

Limitations
As with

any exploration

program, localized

anomalies cannot

always be

discovered.

The
greater

the density

of the

samples taken,

the less

the risk.

Once an

area

is identified

as
being of interest for inclusion in the mine

plan, additional samples are taken to help reduce
the risk in

those specific areas.

In general, provision

is made in

the mine planning

portion
of the

study to allow

for localized

anomalies that

are typically classed

more as

a nuisance
than a hinderance.

Longwall production has been de-rated in thinner coal zones.
9.3

Opinion of Qualified Person
Sufficient data have been obtained

through various exploration and

sampling programs and
mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Property.

The data are of sufficient quantity and

reliability
to reasonably support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1

Testing Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and
washed quality),

petrographic data,

rheological data

and chlorine,

ash, ultimate

and sulfur
analysis.

The latter

two data

types are

not as

prevalent and

have been

supplemented by
samples collected from mine stockpiles and either truck- or train-shipment samples.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Available

coal-quality

data

were

tabulated

by

resource

area

in

a

Microsoft®

EXCEL
workbook and the details of that work are maintained on file at the offices of Coronado and
MM&A.

These tables

also provide

basic statistical

analyses of

the coal

quality data

sets,
including

average

value;

maximum

and

minimum

values;

and

the

number

of

samples
available to represent

each quality parameter

of the seam.

Coal samples

that were deemed
by

MM&A

geologists

to

be

unrepresentative

were

not

used

for

statistical

analysis

of

coal
quality, as documented in the tabulations.

A representative group of

drill hole samples from
the Property

were then

checked against

the original

drill laboratory

reports to

verify accuracy
and correctness.
The amount

and areal

extent of

coal sampling

for geological

data is

generally sufficient

to
represent

the

quality

characteristics

of

the

coal

horizons

and

allow

for

proper

market
placement of the subject coal seams.

For some of the coal deposits

there are considerable
laboratory data from

core samples that are

representative of the

full extent of the

resource
area;

and

for

others

there

are

more

limited

data

to

represent

the

resource

area.

For
example, in

the active

operations with

considerable previous

mining, there

may be

limited
quality data within some of the remaining resource areas; however, in those cases the core sampling data can be supplemented with

operational data from mining and shipped quality
samples representative of the resource area.
10.2

Relationship of Tests to the Whole
The extensive sampling and testing procedures typically followed in the coal industry result in an excellent correlation between samples and marketable product.

Shipped analyses of
the

coal

from

Buchanan

were

reviewed

to

verify

that

the

coal

quality

and

characteristics
were as

expected.

Buchanan has

a long

history of

saleable production

in the

low-volatile
metallurgical

markets,

confirming

exploration

results.

Degradation

of

coking

coal
characteristics over time is not anticipated to be an issue.
10.3

Lab Information
Each sample is

analyzed at area

Laboratories that operate

in accordance with

procedures
defined under ASTM standards including, but not limited to washability

(ASTM D4371); ash
(ASTM

D3174);

sulfur

(ASTM

D4239);

Btu/lb.

(ASTM

D5865);

volatile

matter

(ASTM
D3175); Free Swell Index ( FSI ) (ASTM D720).
10.4

Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.

Any quality

issues that occur,

either localized or

generally are

accounted for

in the

Market
Study done for this TRS.
11
Mineral Resource Estimates
MM&A independently created

a geologic model

to define the

coal resources at

Buchanan.

Coal resources were estimated as of December 31, 2021.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
11.1

Assumptions, Parameters and Methodology
Geological

data

were

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological
modelling software in the form of Microsoft
®

Excel files incorporating drill hole collars, seam
and thickness picks, bottom seam

elevations and raw and washed

coal quality.

These data
files were

validated prior

to importing

into the

software.

Once imported,

a geologic

model
was created, reviewed and verified with a key element being a gridded model of coal seam thickness.

Resource

tonnes

were

estimated

by

using

the

seam

thickness

grid

based

on
each valid point of observation and by defining resource confidence arcs around the points
of

observation.

Points

of

observation

for

Measured

and

Indicated

confidence

arcs

were
defined for

all valid drill

holes that intersected

the seam

using standards deemed

acceptable
by MM&A based on a detailed geologic evaluation and a statistical analysis of all drill holes within the

projected reserve

areas as

described in
Section 11.1.1
.

The geological

evaluation
incorporated an analysis

of seam thickness

related to depositional

environments, adjacent
roof and floor lithologies, and structural influences.
After

validating coal

seam data

and

establishing correlations,

the thickness

and

elevation
for seams of

economic interest were

used to generate

a geologic model.

Due to the

relative
structural simplicity

of the

deposits and

the reasonable

continuity of

the tabular

coal beds,
the principal geological interpretation necessary to define the geometry of the coal deposits
is the proper

modeling of their

thickness and elevation.

Both coal thickness

and quality data
are

deemed

by

MM&A

to

be

reasonably

sufficient

within

the

resource

areas.

Therefore,
there

is

a

reasonable

level

of

confidence

in

the

geologic

interpretations

required

for

coal
resource determination based on the available data and the techniques applied to the data.
Table 11

-1

below provides

the geological

mapping and

coal tonnage

estimation criteria

used
for

the

coal

resource

and

reserve

evaluation.

These

cut-off

parameters

have

been
developed by MM&A based on its experience

with the Coronado property and are typical of
mining operations

in the

Central Appalachian

coal basin.

This experience

includes technical
and

economic

evaluations

of

numerous

properties

in

the

region

for

the

purposes

of
determining the economic viability of the subject coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
Table 11

-1:

General Reserve and Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Reserve Criteria

Reserve Classification Reserve and Resource
Reliability Categories Reserve (Proven and Probable)
Resource (Measured, Indicated and Inferred)
To better reflect geological conditions of the coal
deposits, distance between points of observation is
standard USGS (in meters), respectively, for
measured and indicated and inferred.
Effective Date of Resource
Estimate
December 31, 2021
Coal resources were updated for depletion based

on
information from Coronado.

Effective date for coal
resources is as of December 31, 2021.
Effective Date of Reserve Estimate December 31, 2021
Coal reserves were updated for depletion based

on
information from Coronado.

Effective date for coal
reserves is as of December 31, 2021.
Seam Density Variable, dependent upon seam
characteristics (based on available drill hole
quality).

In the absence of laboratory data,
estimated by (1) assuming specific gravity of
1.30 for coal and 2.25 to 2.5 for rock parting,
or (2) 1280 kg/m
3

to 1324 kg/m
3

for a "clean"
seam
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 1.2 meters (locally <1.2 m for limited areas integral to the mine plan)
Minimum Mining Thickness 1.83 meters
Minimum In-Seam Wash Recovery
40 percent

Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within
reserve area, or in the absence of laboratory
washability data, based on estimated visual
recovery using specific gravities noted above
and 95 percent yield on "clean" coal
Out-of-Seam Dilution Thickness for
Run-of-Mine Tonnes Applied to
Coal Reserves
0.05 meters 2243 kg/m³ density used for dilution tonnage
estimate
Mine Barrier 61-meter distance from abandoned mines and
sealed or pillared areas.
Adjustments Applied to Coal
Reserves
6 percent moisture increase; 5 percent
preparation plant inefficiency
Note:

Exceptions for application of these criteria

to resource and reserve estimation are

made as warranted and demonstrated by

either actual
mining experience or detailed data that

allows for empirical evaluation of mining conditions.

Final classification of coal reserve is made
based on the pre-feasibility evaluation.
11.1.1

Geostatistical Analysis for Classification
MM&A

completed

a

geostatistical

analysis

on

drill

holes

within

the reserve

boundaries

to
determine the applicability of the common United

States classification system for measured
and indicated and inferred coal

resources.

Historically, the United States has assumed that
coal within

0.4 kilometers

of a

point of

observation represents

a measured

resource whereas
coal between

0.4 kilometer

and 1.2

kilometers from

a point

of observation

is classified

as
indicated.

Inferred resources are commonly

assumed to be located

between 1.2 kilometers
and 4.8

kilometers from

a point

of observation.

Per SEC

regulations, only

measured and
indicated

resources

may

be

considered

for

reserve

classification,

respectively

as

proven
and probable reserves.
MM&A

performed

a

geostatistical

analysis

of

the

Buchanan

data

set

using

the

Drill

Hole
Spacing

Analysis

(
DHSA
)

method.

This

method

attempts

to

quantify

the

uncertainty

of
applying

a

measurement

from

a

central

location

to

increasingly

larger

square

blocks

and
provides recommendations for determining the distances between drill holes for measured, indicated, and inferred resources.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
To

perform

DHSA

the

data

set

was

processed

to

remove

any

erroneous

data

points,
clustered data

points, as

well as

directional trends.

This was

achieved through

the use of
histograms,

as

seen

in
Figure

11-1
,

color

coded

scatter

plots

showing

the

geospatial
positioning of the borings, Figure 11-2 , and trend analysis.
Figure 11-1:

Histogram of the Total Seam
Thickness for the Pocahontas No. 3 Seam
Present in the Buchanan Mine Complex
Figure 11-2:

Scatter plot of the Total
Seam Thickness for the Pocahontas
No. 3 Seam Present in the Buchanan
Mine Complex
Following the

completion of

data processing,

a variogram

of the

data set

was created,
Figure
11 -3
.

The

variogram

plots

average

square

difference

against

the

separation

distance
between the data pairs.

The separation distance is broken

up into separate bins defined

by
a

uniform

lag

distance

(e.g.,

for

a

lag

distance

of

152

meters

the

bins

would

be

0

–

152
meters, 153 –

305 meters, etc.).

Each pair of

data points that

are less than

one lag distance
apart are reported

in the first bin.

If the data pair

is further apart

than one lag distance

but
less

than

two

lag

distances

apart,

then

the

variance

is

reported

in

the

second

bin.

The
numerical

average

for

differences

reported

for each

bin

is

then

plotted

on

the

variogram.

Care was taken to define the lag distance in such a way as to not overestimate any nugget
effect

present

in

the

data

set.

Lastly,

modeled

equations,

often

spherical,

gaussian,

or
exponential,

are

applied

to

the

variogram

in

order

to

represent

the

data

set

across

a
continuous spectrum.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
Figure 11-3: Variogram of the Total

Seam Thickness for the Pocahontas No. 3 Seam

Present in the Buchanan Mine Complex
The estimation

variance is

then calculated

using information

from the

modeled

variogram
as

well

as

charts

published

by

Journel

and

Huijbregts

(1978).

This

value

estimates

the
variance from

applying a single

central measurement to

increasingly larger square

blocks.

Care was

taken to

ensure any

nugget effect

present

was added

back into

the data.

This
process was repeated for each test block size.
The final step of the process is to calculate the global estimation variance.

In this step, the
number of square blocks

that would fit inside

the selected study area

is determined for each
block size

that was

investigated in

the previous

step.

The estimation

variance is

then divided
by

the

number

of

blocks

that

would

fit

inside

the

study

area

for

each

test

block

size.

Following

this

determination,

the

data

is

then

transformed

back

to

represent

the

relative
error in the 95th-percentile range.
Figure 11

-4
shows the results of the DHSA performed on the Pocahontas No. 3 seam data for the Buchanan Mine.

DHSA provides hole to hole spacing values; these distances need to be converted

to radius from

a central point

in order to

compare to the

historical standards.

A

summary

of

the

radius

data

is shown

in
Table

11-2
.

DHSA

prescribes

that

measured,
indicated, and

inferred drill hole

spacing be determined

at the 10-percent,

20-percent, and
50-percent levels of relative error, respectively.

Gaussian
Exponential
Spherical
Relative Error 95% Percentile Range
Drill Hole Spacing (m)
0
5
10
15
20
25
30
0
500
1000
1500
2000
2500
3000

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
Figure 11-4: Result of DHSA for the Pocahontas No. 3 Seam Present in the Buchanan Mine
Complex
Table 11

-2:

DHSA Results Summary for Radius from a Central

Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial
Distance
(20% Relative Error)
Inferred Radial
Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.71 1.10 2.76
Spherical: 0.71 1.08 2.67
Exponential: 0.67 1.08 3.08
Comparing the results

of the DHSA

to the historical

standards, it is

evident that the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with
regards to determining measured resources.

The Exponential model recommends using a
radius

of

0.67

kilometers

for

measured

resources compared

to

the historical

value

of

0.4
kilometers.

With

respect

to

indicated

resources,

the

DHSA

falls

in

line

closely

with

the
historical standards.

The Exponential

and Spherical

models recommend

using a

radius 1.08
kilometers,

while

the

Gaussian

model

recommends

a

radius

of

1.10

kilometers.

These
values line up closely

with the historical radius

of 1.2 kilometers.

These results have

led the
QPs to

report the

data following

the historical

classification standards,

rather than

use the
results of the DHSA.
11.2

Qualified Person’s Estimates
Mineral resources, representing

in-situ coal in

which a portion

of reserves are

derived, are
presented

below.

Based

on

the

work

described

and

detailed

modelling

of

the

areas

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
considering all the parameters defined, a

coal resource estimate, summarized in
Table

11-
3 , was prepared as of December 31, 2021, for property controlled by Coronado.
Table 11

-3:

Coal Resources Summary as of December 31, 2021

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
157.0 19.0 0.0 176.1
25 0.7 16
Exclusive of Reserves
10.7 3.6 0.0 14.3
Total 12/31/2021
167.7 22.6 0.0 190.3

Note:

Resource tonnes are inclusive of reserve tonnes

since they include the in-situ tonnes from which

recoverable coal reserves
are derived.
Note 2:

Coal resources are reported

on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property contains 14.3 Mt of dry, in-place measured and indicated coal resources exclusive of reserves as

of
December 31, 2021.
11.3

Resources Exclusive of Reserves
The Property

contains multiple

resource blocks

which were

not deemed

to exhibit

reserve
potential

at

the

time

of

the

study.

These

resources,

formally

identified

as

resources
exclusive of reserves, are located in

the Pocahontas No. 3 coal

seam.

Reasons which may
preclude elevation of resources to reserves include, but are not limited to:
1.

Unfavorable economics at the PFS level, yet economics could become attractive in the future under different market conditions.

2.

Exclusion from LOM planning by mining operator due to remaining resource blocks which are relatively small, isolated blocks and not currently attractive from an operational perspective.

Multiple resource blocks in the active Buchanan Mine have
not been considered as reserve due to relatively small size and isolation.
11.3.1

Initial Economic Assessment
MM&A

completed

an

initial

economic

assessment

to

determine

the

potential

economic
viability

of

resources

exclusive

of

reserves.

Unlike

the

economic

analysis

presented

in
Chapter 19 developed to test reserves, the initial economic assessment below is presented
on

a

real

basis

in

2022

dollars.

MM&A

applied

relevant

technical

factors

to

estimate
potential saleable tonnes

without the

resource blocks,

should the resources

be extracted via
deep,

continuous

mining

methods

given

that

their

irregular

and

isolated

nature

may
preclude

longwall

mining.

MM&A

developed

cash

cost

profiles

for

the

resource

blocks,
including

direct

cash

costs

(labor,

supplies,

roof

control,

maintenance

and

repair,

power,
and

other);

washing,

trucking,

materials

handling,

general

and

administrative,

and
environmental

costs;

and

indirect

cash

costs

(royalties,

production

taxes,

property

tax,
insurance).

Costs

were

developed

based

off

relevant

cost

drivers

(per-meter,

per-raw-
tonne, per-clean-tonne).

Additionally,

MM&A estimated

capital costs

to extract

resources.

Capital

costs

associated

with

mine

development

were

amortized

across

the

resource’s
potential

saleable

tonnages.

Additional

non-cash

items

(depreciation

of

equipment

and
depletion) and cash costs were compared to an assumed sale price of $94 per tonne (FOB loadout),

representing

the

long-term

average

price

forecast

for

Buchanan

supplied

by
Coronado.

Results of the analysis are

shown below and demonstrate potential

profitability
on a fully loaded cost basis.

Detailed summaries are shown in
Appendix E
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
Table 11

-4:

Results of Initial Economic Assessment
Seam
Resource
Block
Direct
Cash
Transportation,
Washing,
Enviro, G&A Indirect Non-Cash Total Cost
Fully
Loaded
P&L
P3
N, NE,
NW $51.09 $11.99 $6.58 $14.61 $84.28 $9.42
Figure 11-5:

Results of Initial Economic Assessment
11.4

Qualified Person’s Opinion
While

there

is

some

level

of

stratigraphically

controlled

seam-thickness

variability,

the
Pocahontas No. 3 coal seam at Buchanan demonstrates reasonable thickness consistency according to the

classification system of
measured

(0 – 0.4

kilometer),
indicated

(0.4 to 1.2
kilometers), and inferred

(1.2 to 4.8 kilometers).

MM&A geologists and engineers

modeled
the

deposit

and

delineated

mineable

regions

to

reflect

the

nature

of

each

seam

and

the
practicality

of

mining

constraints.

Based

on

MM&A’s

geostatistical

analysis,

it

would

be
possible to extend the measured arcs slightly beyond historically accepted practices due to consistent geological settings.

These results have led the

QPs to report the data

following
the historical classification standards, rather than use the results of the DHSA.
Based

on

the

data

review,

the

attendant

work

done

to

verify

the

data

integrity

and

the
creation

of

an

independent

geologic

model,

the

QPs

believe

this

is

a

fair

and

accurate
representation of the Buchanan coal resources.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
12
Mineral Reserve Estimates
12.1

Assumptions, Parameters and Methodology
Coal Reserves

are classified

as
proven

or
probable

considering “modifying

factors” including
mining, metallurgical, economic, marketing, legal, environmental, social, and governmental factors.

> Proven Coal Reserves

are the economically mineable part of a measured coal
resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors.

These assessments demonstrate
that extraction could be reasonably justified at the time of reporting.

> Probable Coal Reserves

are the economically mineable part of an indicated coal
resource, and in some circumstances a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based on
appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors.

These assessments demonstrate that extraction could be
reasonably justified at the time of reporting.

Upon completion of delineation and calculation of coal resources, MM&A generated a LOM plan for

Buchanan.

The footprint of

the reserve area

is shown on

the map

in
Appendix B
.

The Mine plan was generated based on the forecast

mine plan and permit plan provided by
Coronado

with

modifications

by

MM&A

where

necessary

due

to

current

property

control
limits, modifications to geologic mapping, or

other factors determined during the evaluation.
Carlson Mining software was used to generate the LOM plan for Buchanan.

The mine plan
was sequenced based on productivity

schedules provided by Coronado.

MM&A judged the
productivity estimates and

plans to be

reasonable based

on experience

and current industry
practice.
At the Buchanan No. 1 Mine, a minimum mining height of 1.83 meters was used due to the longwall mining method being employed.

For coal seams thinner than the assigned mining
height, the difference between the coal seam

height and assigned mining height consists

of
out-of-seam dilution ( OSD
).

Mine recovery generally varies between 40 and 60 percent for continuous mining panels,

and 100 percent for

longwall.

Plant recovery is a

function of in-
seam recovery,

OSD and

plant efficiency

factor,

which is

set at

95 percent.

Typical

entry
width is 5.79 meters to 6.10 meters.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into
Microsoft
®

EXCEL

spreadsheets and

summarized on

an

annual basis

for

processing

into
the economic model.

Average seam densities

were estimated to

determine raw

coal tonnes
produced

from

the

LOM

plan.

Average

mine

recovery

and

wash

recovery

factors

were
applied to determine coal reserve tonnes.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
Coal

reserve

tonnes

in

this

evaluation

are

reported

at

a

6.0-percent

moisture

basis

and
represent the saleable product from the Property.
Pricing

data

as

provided

by

Coronado

is

described

in
Section

16.2
.

The

pricing

data
assumes a weighted

average domestic and international

FOB-mine price of

approximately
$197 per

metric tonne

for calendar

year 2022.

The weighted

average price

decreases to
approximately

$118

to

$126

per

metric

tonne

through

year

2026

and

averages
approximately $152 per metric tonne over the LOM.
The coal resource

mapping and estimation

process described in this

report was used

as a
basis for the coal

reserve estimate.

Proven and probable coal

reserves were derived from
the

defined

coal

resource

considering

relevant

processing,

economic

(including

technical
estimates of

capital, revenue,

and cost),

marketing, legal,

environmental, socio-economic,
and regulatory factors and are presented on a moist, recoverable basis.
As is customary in the US, the categories for proven and probable coal reserves are based on the distances

from valid points

of measurement as

determined by the

QPs for the

area
under

consideration.

For

this

evaluation,

measured

resource,

which

may

convert

to

a
proven reserve, is based on a 0.4-kilometer radius from a valid point of observation.
Points of observation include exploration drill holes,

degas holes, and mine measurements
which have been

fully vetted and

processed into a

geologic model.

The geologic model

is
based

on

seam

depositional

modeling,

the

interrelationship

of

overlying

and

underlying
strata

on

seam

mineability,

seam

thickness

trends,

the

impact

of

seam

structure

(i.e.,
faulting),

intra-seam

characteristics,

etc.

Once

the

geologic

model

was

completed,

a
statistical analysis,

described in
Section 11.1.1

was conducted

and a

0.4-kilometer radius
from a valid point of observation was selected to define Measured Resources.

Likewise,

the

distance

between

0.4

and

1.2

of

a

kilometer

radius

was

selected

to

define
Indicated Resources.

Indicated Resources may convert to Probable Reserves.

There are

no Inferred

Resources (greater

than a

1.2-kilometer radius

from a

valid point

of
observation) at Buchanan.
12.2

Qualified Person’s Estimates
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource

tonnes

presented

in
Table

11-3
,

and

not

in

addition

to

coal

resources.

Coal
reserves are presented on a ROM basis in Table 12-1
.

Proven and probable coal reserves
were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure, economic

(including estimates

of capital,

revenue, and

cost), marketing,

legal,
environmental,

socio-economic

and

regulatory

factors.

The

coal

reserves,

as

shown

in
Table

12-2
, are based on a technical evaluation of

the geology and a preliminary feasibility
study of

the coal

deposits.

The extent

to which

the coal

reserves may

be affected

by any
known environmental,

permitting, legal,

title, socio-economic,

marketing, political,

or other
relevant issues has

been reviewed rigorously.

Similarly,

the extent to

which the estimates

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
of coal reserves

may be materially

affected by mining,

metallurgical, infrastructure and

other
relevant factors has also been considered.

Table 12-1:

Coal ROM (Moist) Summary as of December 31, 2021

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area /
Mine Proven Probable Total Surface UG Owned Leased Subleased Ash Sulfur Vol
Buchanan 142.3 17.3 159.6 0.0 159.6 25.8 128.8 5.0 42 0.7 12
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of

December 31, 2021

Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Area / Mine Proven Probable Total Surface UG Owned Leased Subleased Ash% Sulfur% VM%
Buchanan Mine
Complex 87.4 10.6 98.0 0.0 98.0 17.0 77.5 3.4 6 0.7 19

Note: Marketable reserve tonnes are reported

on a moist basis, including a combination of

surface and inherent moisture.

The
combination of surface and inherent moisture is

modeled between 4.5 and 6-percent, depending

upon mining method.

Actual
product moisture is dependent upon multiple geological

factors, operational factors, and product contract

specifications and can
exceed 8-percent.

As such, the modeled moisture values provide a level

of conservatism for reserve reporting.
The results of

this TRS define

an estimated 98.0

Mt of proven

and probable marketable

coal
reserves.

Of that total,

89 percent are

proven, and 11 percent are probable.

There are 17.0
Mt of owned

coal reserves and

77.5 Mt of

leased coal and

3.4 Mt of

subleased reserves.

All
the Buchanan reserves are considered suitable for

the metallurgical coal market, and all of
the Buchanan reserves are assigned.
12.3

Qualified Person’s Opinion
The

estimate of

coal

reserves was

determined

in accordance

with the

JORC Code

along
with SEC Regulation S-K 1300.
The LOM

mining plan

for Buchanan

was prepared

to the

level of

preliminary feasibility.

Mine
projections

were

prepared

with

a

timing

schedule

to

match

production

with

coal

seam
characteristics.

Production timing was carried out from current locations to depletion of the coal reserve

area.

Coal reserve

estimates could

be materially

affected by

the risk

factors
described in Section 22.2
.

Based on the preliminary feasibility study and the attendant economic review, the QPs believe this is a fair and accurate calculation of the Buchanan coal reserves.
13
Mining Methods
13.1

Geotech and Hydrology
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

MM&A.

Pillar

stability

was

tested

by

MM&A

using

the
Analysis

of

Retreat

Mining

Pillar

Stability
(ARMPS ) and
Analysis of Longwall Pillar

Stability
( ALPS
) programs that were

developed by
the
National Institute for

Occupational Safety and

Health (
NIOSH )
.

MM&A reviewed the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
results from the ARMPS

and ALPS analysis and

considered them in

the development of the
LOM plan.
Hydrology has

not been an

issue of

concern at Buchanan.

Based on numerous

site visits
to

both

the

surface

and

underground

portions

of

the

Property

by

the

QPs,

it

has

been
determined that

this is

not a

significant concern.

Mining of

future reserves

is projected

to
occur in areas which exhibit

similar hydrogeological characteristics as those

formerly mined
areas.
13.2

Production Rates
The Buchanan mine is active

with six continuous mining sections

and one longwall section
currently operating.

Operations at Buchanan by Coronado

and its predecessor have been
ongoing

for

many

years.

The

mine

plan

and

productivity

expectations

reflect

historical
performance

and

efforts

have

been

made

to

adjust

the

plan

to

reflect

future

conditions.

MM&A is

confident that

the mine

plan is

reasonably representative

to provide

an accurate
estimation

of

coal

reserves.

Mine

development

and

operation

have

not

been

optimized
within the TRS.
Longwall

production

is

scheduled

for

approximately

295

to

312

days

each

year,

which
represents

production

on

Monday

through

Saturday

with

allowances

for

holidays

and
longwall moves.

On each

day,

the continuous

mining sections

and longwall

produce coal
on three shifts.

The sections are configured as regular sections with one

continuous miner
available for production on each

section.

Productivity is planned at the

rate of 17.6 meters
to 21.7 meters of advance per

shift of operation for the

continuous miner sections, and 6.28
meters to 7.44 meters per shift of longwall retreat.

Carlson Mining

software was

used by

MM&A to

generate mine

plans for

the underground
mineable

coal

seam.

Coronado

recently

revised

the

Buchanan

mine

plan

with

an
independent headgate and tailgate for longwall panels in the South and Northeast districts.

Such a change was

made to allow for

an effective panel width of

982 feet, as

opposed to an
effective of width of 688

feet used previously.

The active areas in

the North and East,

along
with the future Northwest

area, are still based

on an effective

panel width of approximately
688 feet.

MM&A incorporated

this mine

plan revision

into the

layout and

subsequent reserve
estimates contained herein.

Mine plans were

sequenced based on

productivity schedules
provided

by

Coronado, which

were

based

on historically

achieved productivity

levels.

All
production forecasting

ties assumed

production rates

to geological

models as

constructed
by MM&A’s

team of geologists and mining engineers.
As shown in Table 13-1
, the areas planned for underground production continue

until 2047.

Clean coal production varies directly with coal thickness.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
Table 13-1:

Summary of Production by Year (Tonnes x 1,000)
Mine
Name
2022 2023 2024 2025 2026 2027 2028 2029
Buchanan 4,336 3,813 3,744 3,695 4,538 4,336 4,317 4,563

Mine
Name
2030 2031 2032 2033 2034 2035 2036 2037
Buchanan 4,743 3,952 4,271 3,108 3,839 3,939 3,095 3,340

Mine
Name
2038 2039 2040 2041 2042 2043 2044 2045
Buchanan 3,854 4,722 4,655 3,755 3,575 3,583 3,399 3,154

Mine
Name
2046 2047 2048 2049 2050 2051 2052 2053
Buchanan 2,845 836 0 0 0 0 0 0
13.3

Mining Related Requirements
Although the

Continuous Miner

Sections are

significantly more

expensive to

operate on

a
cost-per-tonne basis, they are necessary

to open up areas of the

mine for the longwall.

At
the time of this study,

Buchanan had 6 operating continuous

miner stations that were used
to

develop

main

entries

and

gate

roads

in

preparation

for

the

longwall.

As

the

mine
develops, this number will be able to be reduced.
An additional

requirement at

Buchanan is

the drilling

of degas

holes prior

to mining.

This
process was initially developed as a

safety measure to extract methane

from the coal seam
prior to exposure to the workforce.

As such, it has been very effective.
More recently,

the methane extracted

has been able

to be processed

and sold.

However,
degasifying of the coal seam will continue as a safety measure regardless.
13.4

Required Equipment and Personnel
The Buchanan Mine is

currently Coronado’s only longwall

operation.

The longwall shearing
machine is used

for extraction of

coal at the

production face.

A chain conveyor

is used to
remove

coal

from

the

longwall

face

for

discharge

onto

the

conveyor

belt

which

then
ultimately

deliver

it

to

an

underground

storage

bunker.

Development

for

the

longwall

is
conducted by the extraction of coal from the production faces using continuous miners and
haulage

using

shuttle

cars

to

a

feeder-breaker

located

at

the

tail

of

the

section

conveyor
belt.

The feeder-breaker

crushes large pieces

of coal and

rock and regulates

coal feed onto
the mine conveyor.

Roof-bolting machines are

used to support

the roof on

the development
sections

of

the

longwall mines.

Roof-bolting

machines

are

used

to

install

roof

bolts,

and
battery scoops are

available to clean

the mine entries

and assist in

delivery of mine

supplies
to work areas.

Other supplemental equipment such as personnel carriers, supply vehicles, etc., are also used daily.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
Mine conveyors typically range in

width up to 1.83

meters.

Multiple belt flights are

arranged
in

series

to

deliver

raw

coal

to

the

underground

storage.

Along

the

main

and

sub-main
entries

and

panels,

a

travel

way

is

provided

for

personnel

and

materials

by

rubber-tired
equipment or

on rail.

The Buchanan

No. 1

Mine utilizes

a skip

hoist in

order to

transport
ROM

coal

from

the

underground

storage

bunker

to

the

surface

where

the

coal

may

be
sampled, crushed and washed in the preparation plant and stockpiled to await shipment.

Surface

ventilation

fans

are

installed

as

needed

to

provide

a

sufficient

volume

of

air

to
ventilate production sections, coal haulage and transport entries,

battery charging stations,
and

transformers

in

accordance

with

approved

plans.

High-voltage

cables

deliver

power
throughout

the

mine

where

transformers

reduce

voltage

for

specific

equipment
requirements.

The Mine Improvement and

New Emergency Response

Act of 2006

(
MINER
Act
)

requires

that

carbon

monoxide

detection

systems

be

installed

along

mine

conveyor
belts

and

that

electronic

two-way

tracking

and

communications

systems

be

installed
throughout underground mines.

Water is required to

control dust at

production sections and
along conveyor

belts, and

to cool

electric motors.

Water is

available from

nearby sources
and is distributed within the mine by pipelines as

required.

A total of 488 salary and hourly
employees are assigned to the mine.
14
Processing and Recovery Methods
14.1

Description or Flowsheet
Coronado

currently operates

a

coal preparation

plant

at Buchanan.

The Buchanan

Plant
operates at a feed rate

of approximately 1,270 raw tonnes

per hour (
tph
).

Coarse material
is

washed

in

a

heavy

medium

vessel,

the

intermediate-size

material

is

washed

in

heavy
medium

cyclones and

fine

material

is washed

using froth

flotation.

These processes

are
supported

by

the

requisite

screens,

centrifuges,

vacuum

filters,

sumps,

pumps,

and
distribution systems.

Processes and

equipment are

typical of

those used

in the

coal industry
and are in use in nearly all plants in the Central Appalachian Basin.

14.2

Requirements for Energy, Water,

Material and Personnel
Personnel have historically

been sourced from

the surrounding communities

in Buchanan,
Tazewell,

McDowell,

and

Pike

Counties,

and

have

proven

to

be

adequate

in

numbers

to
operate the

mine.

As mining

is common

in the surrounding

areas, the

workforce is

generally
familiar with mining practices, and many are experienced miners.
The Buchanan No.

1 Mine Complex

has sources of

water,

power, personnel,

and supplies
readily available

for use.

Water is

sourced locally from

a nearby abandoned

underground
mine.

Electricity is

sourced from

AEP.

The service

industry in

the areas

surrounding the
mine complex has historically provided supplies, equipment repairs and fabrication, etc.

Overland Conveyor
to Rail Loadout
Clean Coal Silo
Preparation Plant
Raw Coal Silo
Production Shaft/Hoist
Original Personnel
Access Shaft
Original Bath House/Office
Overland Conveyor
to Refuse Area
0
122
Meters
N

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
15
Infrastructure
The Coronado-owned

Buchanan Preparation

Plant services

the mine

via a

skip hoist

and
conveyor

belt system

which

transports extracted

coal from

an underground

bunker to

the
surface facility.

The NS rail line serves as the main means of transport from the mine.
As

an active

operation, the

necessary

support infrastructure

for Buchanan

is in

place.

In
addition to the plant and loadout, there are also portal facilities, including personnel access to the mine, ventilation fans and a coal

hoisting skip shaft.

A map of the existing facilities in
Figure 15-1 .
Figure 15-1:

Buchanan Surface Facilities
16
Market Studies
16.1

Market Description
The

quality

characteristics

for

the

subject

coal

resources

and

coal

reserves

have

been
reviewed in

detail by

MM&A.

The drill

hole data

were utilized

to develop

average coal

quality
characteristics

for

the

mining

site.

These

average

coal

quality

characteristics

were

then
utilized

as

the

basis

for determining

the

various markets

into

which

the

saleable

coal

will
likely be placed.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
The projected quality specifications for the Buchanan products are as shown in
Table

16-1
.
Table 16-1:

Quality Specifications by Product

Buchanan

HCC PCI
Moisture (%) 7.50 7.50
Ash (%) 5.50 6.00
Sulfur (%) 0.75 0.85
Volatile Matter (%) 18.00 18.00
Btu/lb. N/A 14,926
Fluidity (ddpm) 130 N/A
MMR (%) 1.69 N/A
CSR 40 N/A
FSI 8.5 N/A
Note:

All Specs are dry basis except Moisture and

Thermal
All the

mine production

serves the

metallurgical markets.

The metallurgical

coal is

marketed
as a low-volatile (typically less than 23 percent volatile matter content) product.
16.2

Price Forecasts
Coronado provided MM&A with price forecasts for the Buchanan operation.

Customer coal
pricing is

derived from

market observed

forward estimates

based on

global economic

supply
and demand

analysis which

is applied

to mine plan

sales volumes

and product

mix and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges,

ocean

freight

charges

and

port

charges.

Concurrent

with

the

active

operation,
Buchanan’s

production is

assumed to

enter domestic

and international

low volatile

coking
coal

markets.

Pricing

provided

by

Coronado

assumes

applicable

quality

adjustments.

Pricing

was

provided

through

calendar

year

2050

(after

which

sales

prices

were

held
constant).

Coal price forecasts for

the Buchanan products were

provided by Coronado for

various coal
markets in terms of US nominal dollars per metric tonne.

16.3

Contract Requirements
Some contracts

are necessary

for successful

marketing of

the coal.

For Buchanan,

since
all

mining,

preparation

and

marketing

is

done

in-house,

the

remaining

contracts

required
are:
> Transportation

– The Mine contracts with NS to transport the coal to either the domestic customers or to the Pier 6 export terminal for overseas shipment.
> Handling

– Contracts for loading vessels for export sales are necessary.

These are
typically handled by annual negotiations based on projected shipments.
> Sales
– Sales contracts are a mix of spot and contract sales.

With the volatility of the
market, long-term contracts are not typically written.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
17
Environmental Studies, Permitting and Plans,
Negotiations or

Agreements with Local
Individuals

17.1

Results of Studies
MM&A completed a Limited Phase I

Environmental Site Assessment (
ESA ) on the Property
in April 2016 on behalf of Coronado.

Coronado reports not having conducted such a study
since the MM&A study.

The ESA

completed by MM&A included

a site inspection, review

of
historical records, a database search of state and federal regulatory records and interviews to

identify

potential

recognized

environmental

conditions

(
RECs
)

that

may

create
environmental liability for the sites.

MM&A concluded that no long-term liabilities existed at
the time of the ESA.
Based

on

the

former

ESA

completed

by

MM&A,

it

is

the

QPs’

opinion

that

Buchanan
generally

has

a

record

consistent

with

industry

standards

regarding

compliance

with
applicable mining, water

quality, and environmental laws.

Estimated costs for

mine closure,
including

water

quality

monitoring

during

site

reclamation,

are

included

in

the

financial
models.
17.2

Requirements and Plans for Waste Disposal
Based on

a study

commissioned by

Coronado in June

2020, the current

Buchanan refuse
disposal site

adjacent to

the preparation

plant has

a capacity

of 29

million cubic

meters (
CM )
as

currently

designed;

with

an

additional

lift

(No.

11),

the

capacity

is

37

million

CM.

Projected requirements

within the

MM&A financial

model

are 28.4

million CM.

Permitting
for such an expansion is anticipated to be achievable.
17.3

Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to
operate

mines,

coal

preparation

and

related

facilities,

haul

roads,

and

other

incidental
surface

disturbances

necessary

for

mining

to

occur.

Permits

generally

require

that

the
permittee post a performance

bond in an amount

established by the regulatory

program to
provide

assurance

that

any

disturbance

or

liability

created

during

mining

operations

is
properly

restored

to

an

approved

post-mining

land

use

and

that

all

regulations

and
requirements of the

permits are fully

satisfied before the

bond is returned

to the permittee.

Significant penalties exist for

any permittee who fails

to meet the obligations of

the permits
including cessation of mining

operations, which can lead to

potential forfeiture of the

bond.

Any

company,

and

its directors,

owners

and officers,

which

are

subject

to bond

forfeiture
can be denied future permits under the program.
1
New permits or permit revisions will

occasionally be necessary to facilitate the

expansion or
addition

of

new

mining

areas

on

the

properties,

such

as

amendments

to

existing

permits
and

new

permits

for

mining

of

reserve

areas.

Exploration

permits

also

are

required.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
Property under lease

includes provisions for

exploration among the

terms of the

lease.

New
or

modified

mining

permits

are

subject

to

a

public

advertisement

process

and

comment
period, and the public is provided an

opportunity to raise objections to any proposed

mining
operation.

MM&A is not aware of any specific prohibition of mining

on the subject property
and given sufficient

time and planning,

Coronado should be

able to secure

new permits to
maintain its planned mining operations within the

context of current regulations.

Necessary
permits

are in

place to

support

current production

on the

Property,

but

future

permits are
required to maintain and expand

production.

Portions of the Property

are located near local
communities.

Regulations

prohibit

mining

activities

within

91.44

meters

of

a

residential
dwelling, school, church, or

similar structure unless

written consent is

first obtained from the
owner of

the structure.

Where required, such

consents have been

obtained where

mining
is proposed beyond the regulatory limits.
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

mines

and
processing,

loadout,

or

related

facilities.

MM&A

is

unaware

of

any

obvious

or

current
Coronado

permitting

issues

that

are

expected

to

prevent

the

issuance

of

future

permits.

Buchanan, along with all coal producers, is

subject to a level of uncertainty regarding

future
clean

water

permits

due

to
United

States

Environmental

Protection

Agency
( EPA )
involvement with state programs.
The active Mining permit currently held by Buchanan is shown in Table 17-1.
Table 17-1:

Buchanan Mining Permit
Type Permit ID Permit Name $ Bond
Current
Status
Issued
Date
Expiration
Date
Hectares
NPDES
No.
Coal
Underground
1402152
Buchanan
No. 1 Mine
$2,541,000 Active 03/08/1983 03/08/2023 330.48 VA0082152
_________________________________________________________
1

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining
17.4

Local Plans, Negotiations or Agreements
MM&A found no indication of agreements beyond the scope of federal or state regulations.
17.5

Mine Closure Plans
Applicable regulations require that

mines be properly closed,

and reclamation commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of
structures, backfilling, regrading,

and revegetation of

disturbed areas.

Sediment control is
required

during

the

establishment

of

vegetation,

and

bond

release

generally

requires

a
minimum

five-year

period

of

site

maintenance,

water

sampling,

and

sediment

control
following mine completion.

This requirement is reduced to two years for certain operations involving

re-mining.

Reclamation

of

underground

mines

includes

closure

and

sealing

of
mine openings such as portals and shafts in addition to the items listed above.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
Estimated costs for mine

closure, including water quality

monitoring during site reclamation,
are included in the

financial model.

As with all mining

companies, an accretion calculation
is performed annually so the necessary Asset Retirement Obligations ( ARO ) can be shown as a Liability on the balance sheet.
17.6

Qualified Person’s Opinion
The

Buchanan

Mine

is

an

operating

facility;

all

necessary

permits

for

current

production
have been

obtained.

The QPs

know

of no

reason that

any permits

revisions that

may be
required cannot be obtained.

Estimated expenditures for site closure and reclamation are included in the financial model
for this site.
18
Capital and Operating Costs
18.1

Capital Cost Estimate
The

production

sequence

selected

for

a

property

must

consider

the

proximity

of

each
reserve area

to coal

preparation plants,

river docks and

railroad loading

points, along with
suitability of production equipment to

coal seam conditions.

The in-place infrastructure was
evaluated, and

any future

needs were

planned to

a level

suitable for

a Preliminary

Feasibility
Study and included in the Capital Forecast.
Coronado provided MM&A

with an inventory

of operating equipment

available at Buchanan.

MM&A’s

capital schedules assume that major

equipment rebuilds occur over the

course of
each machine’s remaining

assumed operating life.

Replacement equipment was

scheduled
based on MM&A’s

experience and knowledge of mining equipment and

industry standards
with respect to the useful life of such equipment.
A summary of the estimated capital for the Property is provided in Figure 18-2 below.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
Figure 18-1:

CAPEX
18.2

Operating Cost Estimate
Coronado

provided

historical

and

a

preliminary

five-year

projection

of

operating

costs

for
MM&A’s

review.

MM&A used

the historical

and/or budget

cost information

as a

reference
and

developed

a

personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were
based upon information contained in Coronado’s financial summaries.

Fringe-benefit costs
were

developed

for

vacation

and

holidays,

federal

and

state

unemployment

insurance,
retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare,

and

bonuses.

A

cost

factor

for

mine

supplies

was

developed

that

relates
expenditures

to

mine

advance

rates

for

roof-control

costs

and

other

mine-supply

costs
experienced

at

underground

mines.

Other

factors

were

developed

for

maintenance

and
repair costs, rentals, mine power, outside services and other direct mining costs.

Other cost

factors were

developed for

coal preparation

plant processing,

refuse handling,
coal

loading,

property

taxes,

and

insurance and

bonding.

Appropriate

royalty

rates

were
assigned for

production from

leased coal

lands, and

sales taxes

were calculated

for state
severance taxes, the federal black lung excise tax, and federal and state reclamation fees.
Mandated Sales Related Costs such as Black Lung Excise are summarized in

Table

18-1.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
Table 18-1:

Estimated Coal Production Taxes and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax - Underground Per Tonne
$1.21

Federal Reclamation Fees – Underground Per Tonne
$0.13

Virginia Reclamation Tax – Underground Per Tonne
$0.05

Virginia Severance Tax

2%
Royalties – Underground Percentage of Revenue 3.65%
Notes:

1.

Federal black lung excise tax is paid only on

coal sold domestically.

MM&A assumed 45%
of total coal sales to be domestic in the economic analysis

discussed below.

A summary of the projected Operating Costs is in
Table

18-2
.
Table 18-2:

Buchanan Mine Operating Costs

Total
YE
12/31
2022
YE
12/31
2023
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
Remaining
LOM
Average
ROM Production
Tonnes 168.5 7.3 7.3 7.3 7.3 9.1 7.4 7.6 7.8 6.0
Yield
58.16
%
59.40
%
52.48
%
51.13
%
50.55
%
49.87
%
58.44
%
57.17
%
58.65
% 60.18%
Saleable Production
Tonnes 98.0 4.3 3.8 3.7 3.7 4.5 4.3 4.3 4.6 3.6

Thermal Tonnes - - - - - - - - - -
Domestic & Non-Asia
Export Met Tonnes 31.6 1.4 1.2 1.2 1.2 1.5 1.4 1.4 1.5 1.2
Export Met Tonnes 66.4 2.9 2.6 2.5 2.5 3.1 2.9 2.9 3.1 2.4

Total Saleable Tonnes
98.0 4.3 3.8 3.7 3.7 4.5 4.3 4.3 4.6 3.6

Cash Costs per Tonne:
Mining Costs
$61.03

$49.68

$53.80

$56.63

$58.66

$50.02

$52.22

$53.78

$52.19

$65.08

Processing and
Transport

$8.76

$8.15

$8.00

$8.32

$8.54

$7.72

$7.55

$7.86

$7.81

$9.17

Sales Related Costs

$8.04

$10.09

$6.53

$7.04

$7.04

$6.67

$6.82

$6.96

$7.10

$8.42

G&A

$2.12

$1.55

$1.79

$1.86

$1.92

$1.62

$1.84

$1.87

$1.91

$2.29

Total Cash Costs
$79.95

$69.47

$70.12

$73.84

$76.16

$66.03

$68.42

$70.48

$69.01

$84.95

19
Economic

Analysis
19.1

Assumptions, Parameters and Methods
A

pre-feasibility LOM

plan

was prepared

by MM&A

for

the Buchanan

operations.

MM&A
prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam
characteristics.

Production timing

was

carried out

from 2022

to

depletion (exhaustion)

of
the coal reserve areas, which

is projected for the year 2047.

All costs and prices are

based
on 2021 nominal United States dollars.
The

Mine

plan,

productivity

expectations

and

cost

estimates

generally

reflect

historical
performance by Coronado

and efforts have

been made to

adjust plans and costs

to reflect
future conditions.

MM&A is confident

that the mine plan

and financial model

are reasonably
representative to provide an accurate estimation of coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
Capital schedules were developed by MM&A for mine development, infrastructure, and on-
going

capital

requirements

for

the

life

of

the

mine.

Staffing

levels

were

prepared,

and
operating

costs

estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by
Coronado and

its own knowledge

and experience to

estimate direct and

indirect operating
costs.

The preliminary feasibility financial model, prepared for this TRS, was developed to test the
economic

viability

of

the

coal

reserve

area.

The

results

of

this

financial

model

are

not
intended to

represent a

bankable feasibility

study,

required for

financing of

any current

or
future mining

operations, but

are intended to

prove the

economic viability of

the estimated
coal

reserves.

All

costs

and

prices

are

based

on

2021

nominal

United

States

dollars
assuming a 2% inflation rate.
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the
purpose

of

classifying coal

reserves.

The project

cash flows,

excluding

debt service,

are
calculated

by

subtracting direct

and

indirect operating

expenses and

capital expenditures
from

revenue.

Direct

costs

include

labor,

drilling

and

blasting,

operating

supplies,
maintenance

and

repairs,

facilities

costs

for

materials

handling,

coal

preparation,

refuse
disposal,

coal

loading,

sampling

and

analysis

services,

reclamation

and

general

and
administrative costs.

Indirect costs

include statutory

and legally

agreed upon

fees related
to direct extraction of the mineral.

The indirect costs are the federal black

lung tax, federal
and

state

reclamation taxes,

property taxes,

local

transportation prior

to delivery

at rail

or
barge loading sites, coal production royalties, sales

and use taxes, income taxes and state
severance taxes.

Coronado’s historical costs provided a useful reference

for MM&A’s

cost
estimates.
Sales

revenue

is

based

on

the metallurgical

coal

price

information provided

to

MM&A

by
Coronado.
Projected debt service is excluded from the P&L and cash flow model in order to determine
Enterprise Value.
The financial model expresses

coal sales prices, operating costs,

and capital expenditures
in current day dollars without

adjustment for inflation.

Capital expenditures and reclamation
costs are

included based on

engineering estimates for

each mine by

year.

The Coronado
division’s existing allocations of administrative costs are continued in the future projections.
Coronado

will

pay

royalties

for

the various

current

and

projected

operations.

The royalty
rates vary by mining method and location.

The royalty rates for Buchanan are estimated to
be 3.0% of the sales revenue.
The projection

model also

includes consolidated

income tax

calculations at

the Coronado
level,

incorporating

statutory

depletion

calculations,

as

well

as

state

income

taxes,

and

a
federal

tax

rate

of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax
purposes, the

losses are

carried over

to offset

future taxable

income.

The terms

“cash flows”
and “project cash flows” used in this report refer to after tax cash flows.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
Consolidated

cash

flows

are

driven

by

annual

sales

tonnage,

which

at

steady-state

level
ranges

from

a

peak

of

4.7

million

tonnes

in

2030

to

a

low

of

0.8

million

tonnes

in

2047.

Projected consolidated

revenue ranges

from $442.2

million to

$852.6 million

at steady

state.

Revenue totals $14.9 billion for the project’s life.
Consolidated

cash

flow

from

operations

is

positive

throughout

the

projected

operating
period,

with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation
spending.

Consolidated

cash

flow

from

operations

peaks

at

$337.9

million

in

2022

and
totals $5.9

billion over

the project’s

life.

Capital expenditures

total $367.7

million through
2026 and $1.5 billion over the project’s life.

Coal price forecasts for coal products were prepared by Coronado for its active operations.

Such prices were used

for the revenue input

into the financial model.

Sales variable costs
such as production royalties and severance taxes were based upon the revenue input.
19.2

Results
The pre-feasibility financial model,

prepared by MM&A for

this TRS, was developed

to test
the economic viability

of each coal

resource area.

The results of

this financial model

are not
intended to

represent a

bankable feasibility

study,

as may be

required for

financing of

any
current or

future mining

operations contemplated

but are

intended to

prove the

economic
viability of

the estimated

coal reserves.

Optimization of

the LOM

plan was

outside the

scope
of the engagement.
Figure

19-1

shows

the

annual

variance

of

cash

costs

per

ton.

Table

19-1

shows

LOM
tonnage, P&L, and EBITDA for Buchanan.
Figure 19-1:

Cash Costs per Tonne

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
As shown

above, the

Buchanan Mine’s

average cash

cost ranges

between approximately
$66 and $96 per tonne for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage, P&L before Tax, and EBITDA

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Buchanan 98,005
$5,181,446 $52.87 $7,073,988 $72.18
As shown

in
Table 19-1,

the Buchanan

Mine shows

positive EBITDA

over the

LOM.

Overall,
Coronado’s consolidated

operations show

positive LOM

P&L and

EBITDA of

$5.2 billion

and
$7.1

billion,

respectively.

A

summary

of

the

key

financial

performance

metrics

projected
through 2029 is provided below in Table 19-2 .
Table 19-2:

Summary of Buchanan Key Financial Performance Metrics

(2022-2029)

YE
12/31
2022
YE
12/31
2023
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
Remaining

Total
LOM
Average
ROM Production Tonnes

168.5

7.3

7.3

7.3

7.3

9.1

7.4

7.6

7.8

6.0

Yield
58.16% 59.40% 52.48% 51.13% 50.55% 49.87% 58.44% 57.17% 58.65% 60.18%
Saleable Production Tonnes
*

98.0

4.3

3.8

3.7

3.7

4.5

4.3

4.3

4.6

3.6

Thermal Tonnes

-

-

-

-

-

-

-

-

-

-

Domestic & Non-Asia Export Met
Tonnes

31.6

1.4

1.2

1.2

1.2

1.5

1.4

1.4

1.5

1.2

Export Met Tonnes

66.4

2.9

2.6

2.5

2.5

3.1

2.9

2.9

3.1

2.4

Total Saleable Tonnes

98.0

4.3

3.8

3.7

3.7

4.5

4.3

4.3

4.6

3.6

Cash Costs per Tonne:
Mining Costs

$61.03

$49.68

$53.80

$56.63

$58.66

$50.02

$52.22

$53.78

$52.19

$65.08

Processing and Transport

$8.76

$8.15

$8.00

$8.32

$8.54

$7.72

$7.55

$7.86

$7.81

$9.17

Sales Related Costs

$8.04

$10.09

$6.53

$7.04

$7.04

$6.67

$6.82

$6.96

$7.10

$8.42

G&A

$2.12

$1.55

$1.79

$1.86

$1.92

$1.62

$1.84

$1.87

$1.91

$2.29

Total Cash Costs

$79.95

$69.47

$70.12

$73.84

$76.16

$66.03

$68.42

$70.48

$69.01

$84.95

EBITDA per Tonne

$72.18

$127.13

$48.86

$44.28

$46.67

$59.82

$60.25

$61.06

$65.36

$75.83

Expansion CapEx ($M)

$-

$-

$-

$-

$-

$-

$-

$-

$-

$-

Maintenance CapEx ($M)
$1,472.8

$86.1

$100.5

$83.2

$56.6

$41.2

$64.3

$42.4

$43.2

$41.5

Total CapEx
$1,472.8

$86.1

$100.5

$83.2

$56.6

$41.2

$64.3

$42.4

$43.2

$41.5

After Tax

Cash Flows were developed in

order to calculate the NPV

for this Property.

The
NPV

is

estimated

to

be

$1.580

billion

at

a

discount

rate

of

10.0%.

A

summary

of

the
Buchanan after-tax cash flow is shown in Table 19-3 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
Table 19-3:

Project Cash Flow Summary (000)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2022 2023 2024 2025 2026
Production & Sales tonnes 98,006 4,336 3,813 3,744 3,695 4,538
Total

Revenue
$14,909,133 $852,553 $453,707 $442,240 $453,787 $571,159
EBITDA $7,073,988 $551,294 $186,311 $165,773 $172,414 $271,491
Net Income $4,054,532 $377,442 $93,097 $72,548 $75,185 $145,767
Net Cash Provided by Operating Activities $5,859,417 $337,923 $226,272 $153,087 $153,971 $213,893
Purchases of Property, Plant, and
Equipment $(1,472,794) $(86,124) $(100,502) $(83,189) $(56,642) $(41,201)
Net Cash Flow $4,386,623 $251,799 $125,770 $69,897 $97,330 $172,692

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2027 2028 2029 2030 2031 2032
Production & Sales tonnes 4,336 4,317 4,563 4,743 3,952 4,271
Total

Revenue
$557,876 $567,848 $613,229 $651,531 $554,839 $612,889
EBITDA $261,229 $263,595 $298,286 $329,317 $241,336 $290,107
Net Income $137,877 $136,093 $168,482 $198,902 $134,763 $170,606
Net Cash Provided by Operating Activities $224,239 $225,319 $245,987 $268,534 $221,190 $234,873
Purchases of Property, Plant, and
Equipment $(64,303) $(42,396) $(43,244) $(44,109) $(69,604) $(70,996)
Net Cash Flow $159,936 $182,923 $202,743 $224,425 $151,586 $163,877

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2033 2034 2035 2036 2037 2038
Production & Sales tonnes 3,108 3,839 3,939 3,095 3,340 3,854
Total

Revenue
$455,561 $575,148 $603,143 $484,105 $533,867 $629,465
EBITDA $171,051 $260,914 $280,917 $178,788 $209,249 $308,476
Net Income $81,103 $150,643 $164,665 $84,421 $111,746 $188,224
Net Cash Provided by Operating Activities $173,291 $204,491 $231,972 $176,230 $175,626 $239,334
Purchases of Property, Plant, and
Equipment $(46,809) $(47,745) $(48,700) $(76,848) $(50,667) $(51,681)
Net Cash Flow $126,482 $156,746 $183,272 $99,382 $124,959 $187,653

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2039 2040 2041 2042 2043 2044
Production & Sales tonnes 4,722 4,655 3,755 3,575 3,583 3,399
Total

Revenue
$787,800 $793,604 $622,752 $614,673 $623,815 $595,730
EBITDA $447,013 $443,613 $291,006 $284,502 $313,239 $288,266
Net Income $294,103 $290,483 $171,552 $167,105 $191,132 $171,155
Net Cash Provided by Operating Activities $337,444 $359,579 $270,111 $240,394 $255,553 $244,949
Purchases of Property, Plant, and
Equipment $(52,714) $(53,768) $(82,766) $(52,909) $(53,968) $(55,047)
Net Cash Flow $284,729 $305,811 $187,345 $187,485 $201,586 $189,902

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2045 2046 2047 2048 2049 2050
Production & Sales tonnes 3,154 2,845 836 - - -
Total

Revenue
$573,015 $527,068 $157,730 $- $- $-
EBITDA $271,208 $272,078 $22,517 $- $- $-
Net Income $157,961 $159,633 $(32,899) $(4,084) $(1,660) $(850)
Net Cash Provided by Operating Activities $230,687 $227,781 $74,345 $(51,806) $(17,614) $(8,983)
Purchases of Property, Plant, and
Equipment $(56,148) $(40,714) $- $- $- $-
Net Cash Flow $174,539 $187,067 $74,345 $(51,806) $(17,614) $(8,983)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2051 2052 2053 2054 2055 2056
Production & Sales tonnes - - - - - -
Total

Revenue
$- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(436) $(226) $(0) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(4,581) $(4,673) $- $- $- $-
Purchases of Property, Plant, and
Equipment $- $- $- $- $- $-
Net Cash Flow $(4,581) $(4,673) $- $- $- $-
19.3

Sensitivity
Sensitivity of the NPV results to changes in

the key drivers is presented in the chart below.

The

sensitivity

study

shows

the

NPV

at

the

10.0%

discount

rate

when

Base

Case

sales
prices, operating costs, and capital costs are increased

and decreased in increments of 5%
within a +/- 15% range.
Figure 19-2:

Sensitivity of NPV
As shown, NPV

is quite sensitive

to change in

sales price and

operating cost estimates,

and
slightly sensitive to changes in capital cost estimates.
20
Adjacent Properties
20.1

Information used
No proprietary

information associated with

neighboring properties was

used as part

of this
study.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
21
Other Relevant Data and Information
MM&A performed a previous audit of all the properties in year 2017 for Coronado based on
SEC

Industry

Guide

7

standards.

In

addition,

MM&A

completed

a

Limited

Phase

I
Environmental

Site

Assessment

(
ESA
)

on

the

Property

in

2016

on

behalf

of

Coronado.

MM&A conducted a Joint Ore Reserve Committee ( JORC ) compliant resource and reserve assessment of the Buchanan

assets effective January 1,

2018.

By assignment, the JORC
assessment

included

a

preliminary

feasibility

level

study

of

the

subject

coal

reserves,
encompassing

detailed

mine

planning and

cost analysis

through

depletion of

Buchanan’s
JORC-compliant coal

reserves.

MM&A utilized

this former

preliminary feasibility

study as
the basis of an updated study which meets those standards set forth by the SEC.
22
Interpretation and Conclusions
22.1

Conclusion
Sufficient data have been obtained

through various exploration and

sampling programs and
mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Property.

The data are of sufficient quantity and

reliability
to reasonably support the coal resource and coal reserve estimates in this TRS.
The geological data and

preliminary feasibility study, which consider mining

plans, revenue,
and operating

and capital

cost estimates

are sufficient

to support

the classification

of coal
reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study

is
sufficient

to conclude

that the

98.0 Mt

of marketable

underground coal

reserves identified
on the Property are economically mineable

under reasonable expectations of market prices
for metallurgical coal products, estimated operation costs, and capital expenditures.
22.2

Risk Factors
Risks have been identified for operational, technical and administrative subjects addressed in the Pre-Feasibility Study.

A risk matrix

has been constructed to

present the risk levels

for
all the risk factors identified and quantified

in the risk assessment process.

The risk matrix
and

risk assessment

process are

modelled according

to the

Australian and

New Zealand
Standard on Risk Management (AS/NZS 4360).

The purpose

of the

characterization of

the project

risk components is

to inform

the project
stakeholders of

key aspects

of the

Coronado projects

that can

be impacted

by events

whose
consequences

can

affect

the

success

of

the

venture.

The

significance

of

an

impacted
aspect

of

the

operation

is

directly

related

to

both

the

probability

of

occurrence

and

the
severity of

the consequences.

The initial

risk for

a risk

factor is

herein defined

as the

risk
level

after

the

potential

impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
management utilizing

control measures

readily available.

Residual risk

for a

risk factor

is
herein

defined

as

the

risk

level

following

application

of

special

mitigation

measures

if
management determines

that the

initial risk

level is

unacceptable.

Initial risk

and residual
risk can be

quantified numerically,

derived by the

product of values

assigned to probability
and consequence ranging from very low risk to very high risk.

The probability and

consequence parameters are

subjective numerical estimates

made by
practiced mine

engineers and

managers.

Both are

assigned values

from 1

to 5

for which
the

value

1

represents

the

lowest

probability

and

least

consequence,

and

the

value

5
represents the

highest probability

and greatest

consequence.

The products,

which define
the Risk Level, are classified from very low to very high.

Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects identified and evaluated during this assignment total 12.

No residual risks are
rated Very High.

One (1) residual risk is rated High.

Seven (7) of the risk aspects could be
associated with Moderate residual risk.

Four (4) of the risk

aspects were attributed Low

or
Very Low residual risks.

22.2.1

Governing Assumptions
The listing of

the aspects is

not presumed to

be exhaustive.

Instead that listing

is presented
based on the experiences of the contributors to the TRS.

1.

The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.

The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

3.

Mitigation Measures listed for each risk factor of the operation are not exhaustive.

The measures listed, however, have been observed by the author to be effective.

4.

The monetary values used in ranking the consequences are generally-accepted quantities for the coal mining industry.
22.2.2

Limitations
The risk

assessment proposed

in this

report is

subject to

the limitations

of the

information
currently collected, tested, and interpreted at the time of the writing of this report.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
22.2.3

Methodology
The numerical quantities (i.e., risk levels) attributable to either “initial” or “residual” risks are derived by the

product of values

assigned to probability

and consequence ranging

from very
low risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The Probability (P)

and Consequence (C)

parameters recited in

the formula are

subjective
numerical estimates made

by practiced mine

engineers and managers.

Both P and

C are
assigned

integer

values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest
probability and

least consequence,

and the

value 5

represents the

highest probability

and
greatest consequence.

The products (R

= P x

C) which define

the Risk Level,

are thereafter
classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high initial risks

are considered to

be unacceptable and

require corrective action

well
in advance of project

development.

In short, measures must

be applied to reduce

very high
initial risks to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions that have been applied or are available for action when required, the residual

risk

can

be

determined.

The

residual

risk

provides

a

basis

for

the

management
team

to

determine

if

the

residual

risk

level

is

acceptable

or

tolerable.

If

the

risk

level

is
determined to be unacceptable, further actions should

be considered to reduce the residual
risk to acceptable or tolerable levels to provide justification for continuation of the proposed operation.
22.2.4

Development of the Risk Matrix
Risks

have

been

identified

for

the

technical,

operational,

and

administrative

subjects
addressed in

the TRS.

The risk

matrix and

risk assessment

process are

modelled according
to the Australian and New Zealand Standard on Risk Management (AS/NZS 4360).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 51
22.2.4.1

Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote Not likely to occur except in exceptional circumstances. <10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under most circumstances; impossible

to avoid.
>90%
The

lowest

rated

probability

of

occurrence

is

assigned

the

value

of

1

and

described

as
remote,

with

a

likelihood

of

occurrence

of

less

than

2

percent.

Increasing

values

are
assigned to each higher probability of occurrence, culminating with the value of 5 assigned
to incidents considered to be almost certain to occur.
22.2.4.2

Consequence Level Table
Table

22-2

lists the consequence levels.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31, 2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the

Project Program to Event Severity Category
Category
Severity of
the Event
Financial
Impact of the
Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the
Environment
Events Affecting the
Program's Social and
Community Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health
& Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water, soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population; medium-
term (≤10 years)
detriment to
ecosystem function.
Measurable impact on travel and
water/air quality.

Significant
adverse media coverage /
transient public outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event recurrence
requires modification to established
corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening viability;
long-term (>10
years) detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53
The lowest

rated consequence

is assigned

the value

of 1

and is

described as

an Insignificant
Consequence, parameters of

which include non-reportable

safety incidents with

zero days
lost accidents,

no environmental

damage, loss

of production

or systems

for less

than one
week and cost

of less than

USD $0.5 million.

Increasing values are

assigned to each

higher
consequence,

culminating

with

the

value

of

5

assigned

to

critical

consequences,

the
parameters of

which include

multiple-fatality accidents,

major environmental

damage, and
loss of production

or systems for

longer than one

month and cost

of greater than

USD $50.0
million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined

as the product of probability

of occurrence and consequence, ranges
in value

from 1

(lowest possible

risk) to

25 (maximum

risk level).

The values

are color-coded
to facilitate identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5

Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk
reduction measures must be applied to reduce very high risks to a tolerable level.
22.2.6

Description of the Coal Property
The Buchanan Mine

Complex is located

in Buchanan and

Tazewell

Counties, Virginia

and
operates

a

longwall

section

with

supporting

continuous

mining

sections.

Operations

are
projected to continue in the present mode until reserves are depleted in 2047.
22.2.7

Summary of Residual Risk Ratings
Each

risk

factor

is

numbered,

and

a

risk

level

for

each

is

determined

by

multiplying

the
assigned

probability

by

the

assigned

consequence.

The

risk

levels

are

plotted

on

a

risk

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54
matrix to

provide a

composite view

of the

Coronado risk

profile.

The average

risk level

is
7.1, which is defined as Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 8,9

Major $10-50MM

6

Moderate $2-10 MM 11 1,2,4 3

Minor $0.5-$2 MM

12 5 7

Low <$0.5 MM

10

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8

Risk Factors
A high-level approach is utilized

to characterize risk factors that

are generally similar across
a number

of the

active and

proposed mining operations.

Risk factors that

are unique

to a
specific operation or are particularly noteworthy are addressed individually.
22.2.8.1

Geological and Coal Resource
Coal

mining

is accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where

geological

conditions

render

extraction

of

the

resource

to

be
uneconomic,

or

that

coal

quality

characteristics

disqualify

the

product

for

sale

into

target
markets.
Offsetting

the

geological

and

coal

resource

risks

are

the

massive

size

of

the

controlled
property which allows large areas to be mined in the preferred mine areas sufficiently away from

areas

where

coal

quality

and

mineability

may

be

less

favorable.

This

flexibility,
combined with the extensive work done

to define the reserve, reduces

the risk at Buchanan
below that of other mine properties.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Recoverable coal
tonnes
recognized to be
significantly less
than previously
estimated.
Reserve base is
adequate to serve
market commitments
and respond to
opportunities for many
years.

Local adverse
conditions may
increase frequency and
cost of production unit
relocations.
Previous and ongoing
exploration and
extensive regional
mining history provide
a high level of
confidence of coal
seam correlation,
continuity of the coal
seams, and coal
resource tonnes.
3 4 12 Optimize mine
plan to increase
resource
recovery; develop
mine plan to
provide readily
available alternate
mining locations
to sustain
expected
production level.
2 3 6
Coal quality
locally proves to
be lower than
initially projected.
If uncontrolled,
production and sale of
coal that is out of
specification can result
in rejection of
deliveries, cancellation
of coal sales
agreements and
damage to reputation.
Exploration and vast
experience and
history in local coal
seams provide
confidence in coal
quality; limited
excursions can be
managed with careful
product segregation
and blending.
2 5 10 Develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level;
modify coal sales
agreements to
reflect coal
quality.
2 4 8
22.2.8.2

Environmental
MM&A completed a Limited Phase I

Environmental Site Assessment (
ESA ) on the Property
in April 2016

on behalf of Coronado.

MM&A concluded that

no long-term liabilities

existed
at the time of this ESA.
Water quality

and other permit

requirements are subject to

modification and such

changes
could have a material

impact on the capability

of the operator to

meet modified standards or
to receive new permits and modifications

to existing permits.

Permit protests may result in
delays or denials to permit applications.
Environmental standards and

permit requirements have

evolved significantly over

the past
50

years

and

to

date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt
successfully to evolving environmental requirements.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk
Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Environmental
performance
standards are
modified in the
future.
Delays in receiving new
permits and
modifications to existing
permits; cost of testing
and treatment of water
and soils
Work with regulatory
agencies to understand
and influence final
standards; implement
testing, treatment and
other actions to comply
with new standards.
3 4 12 Modify mining and
reclamation plans to
improve compliance
with new standards
while reducing cost of
compliance.
3 3 9
New permits and
permit
modifications are
increasingly
delayed or denied.
Interruption of production
and delayed
implementation of
replacement production
from new mining areas.
Comply quickly with
testing, treatment and
other actions required;
continue excellent
compliance
performance within
existing permits.
2 4 8 Establish and maintain
close and constructive
working relationships
with regulatory
agencies, local
communities and
community action
groups.

Prepare and
submit permits well in
advance of needs.

2 3 6
22.2.8.3

Regulatory Requirements
Federal and state health and

safety regulatory agencies occasionally

amend mine laws and
regulations.

The impact

is industry-wide.

Mining operators

and regulatory

agencies have
been able to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Federal and state
mine safety and
health regulatory
agencies amend
mine laws and
regulations.
Cost of training,
materials, supplies and
equipment; modification
of mine examination and
production procedures;
modification of mining
plans.
Participate in hearings
and workshops when
possible to facilitate
understanding and
implementation; work
cooperatively with
agencies and
employees to facilitate
implementation of new
laws and regulations.
4 3 12 Familiarity and
experience with
new laws and
regulations
results in
reduced impact
to operations and
productivity and
improved
supplies and
equipment
options.
4 2 8
22.2.8.4

Market and Transportation
Most

of

the

current

and

future

production

is

expected

to

be

directed

to

domestic

and
international metallurgical

markets.

Historically the

metallurgical markets

have been

cyclical
and highly volatile.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
Table 22-8:

Market and Transportation (Risk 6)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Volatile coal prices
drop precipitously.
Loss of revenue
adversely affects
profitability; reduced cash
flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost
operations
closed, and
employees
temporarily
furloughed.
4 4 16
Occasional delay

or interruption

of rail,

river and

terminals service

may be

expected.

The
operator

can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by
fulfilling shipment obligations promptly and maintaining close working relationships.
Table 22-9:

Market and Transportation (Risk 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Rail or river transport
is delayed; storage
and shipping access
at river and ocean
terminals is not
available.
Fulfillment of coal sales
agreements delayed;
limited coal storage at
mines may increase cost
of rehandling; production
may be temporarily idled.
Provide adequate
storage capacity at
mines; coordinate
continuously with
railroad and shipping
companies to respond
quickly and effectively
to changing
circumstances.
5 3 15 Provide back-up
storage facility
along with
personnel,
equipment and
rehandle plan to
sustain
production and
fulfill sales
obligations
timely.
5 2 10
22.2.8.5

Mining Plan
Occupational

health

and

safety

risks

are

inherent

in

mining

operations.

Comprehensive
training

and

retraining

programs,

internal

safety

audits

and

examinations,

regular

mine
inspections,

safety

meetings,

along

with

support of

trained

fire brigades

and

mine-rescue
teams are among activities that greatly reduce accident risks.

Employee health-monitoring
programs

coupled

with

dust

and

noise

monitoring

and

abatement

reduce

health

risks

to
miners.

As

underground

mines

are

developed

and

extended,

observation

of

geological,
hydrogeological

and

geotechnical

conditions

lead

to

modification

of

mine

plans

and
procedures to enable safe work within the mine environments.
Highlighted below

are selected

examples of

safety and

external factors

relevant to

Coronado
operations.
22.2.8.5.1 Methane Management
Coalbed

methane

is

present

in

coal

operations

below

drainage.

Often

the

methane
concentration

in

shallow coal

seams

is

at

such

low

levels

that

it can

be

readily

managed
with

frequent

testing

and

monitoring,

vigilance,

and

routine

mine

ventilation.

Very

high

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
methane

concentrations

may

be

present

at

greater

depths,

as

experienced

in

the
Pocahontas

No.

3

seam

at

Buchanan

Mine

Complex

in

Virginia.

High

methane
concentrations

may

require

degasification

of

the

coal

seam

to

assure

safe

mining.

The
Buchanan

Mine

has

operated

safely

for

many

years

in

one

of

the

most

intense

methane
environments in

the United

States through

careful management

of coal

seam degasification,
gob degasification and mine-ventilation procedures.
Table 22-10:

Methane Management (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life;
possible ignition of gas
and mine explosion;
potential loss of mine and
equipment temporarily or
permanently; additional
mine fan, mine power,
ventilation, monitoring
and examination
requirements.
Low to moderate levels
can be managed with
frequent examinations,
testing and monitoring
within the mine
ventilation system.

Excellent rock dust
maintenance
minimizes explosion
propagation risk should
an ignition occur.
1 5 5 Very high-level
methane
concentrations
may require coal
seam
degasification
and gob
degasification if
longwall or pillar
extraction
methods are
employed.
1 5 5
22.2.8.5.2 Mine Fires
Mine fires, once common at mine operations, are rare today.

Most active coal miners have
not encountered

a mine

fire.

Vastly improved mine

power and

equipment electrical

systems,
along with

safe mine

practices, reduce

mine fire

risks.

Crew training

and fire

brigade support
and

training

improve response

for containment

and

control if

a

fire occurs.

Spontaneous
combustion

within

coal

mines,

which

is

the

source

of

most

fires

that

occur

today,

is

not
expected to occur at Buchanan.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
Table 22-11

:

Mine Fires (Risk 9)
Aspect Impact Control Measures
Initial Risk
Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Mine fire at
underground or
surface mine
operation.
Injury or loss of life;
potential loss of mine
temporarily or
permanently; damage
to equipment and mine
infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure;
good housekeeping;
frequent examination
of conveyor belt
entries; prompt
removal of
accumulations of
combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present, enhanced
monitoring and
examination
procedures will be
implemented; mine
design will
incorporate features
to facilitate isolation,
containment and
extinguishment of
spontaneous
combustion
locations.
1 5 5
22.2.8.5.3 Availability of Supplies and Equipment
The industry

has periodically

experienced difficulty receiving

timely delivery

of mine

supplies
and equipment.

Availability issues often accompanied boom periods

for coal demand.

Any
future delivery of supplies and equipment delays

are expected to be temporary with limited
impact on production.
Table 22-12:

Availability of Supplies and Equipment (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Disruption of
availability for
supplies and
equipment.
Temporary interruption of
production.
Force majeure
provision in coal sales
agreements to limit
liability for delayed or
lost sales.
3 2 6 Work closely with
customers to
assure delayed
coal delivery
rather than
cancelled sales;
monitor external
conditions and
increase
inventory of
critical supplies;
accelerate
delivery of
equipment when
possible.
3 1 3
22.2.8.5.4 Labor
Work stoppage

due to

labor protests

are considered

unlikely and

are accompanied

by limited
impact should

it occur.

Excellent employee

relations and

communications limit

the exposure
to outside protesters.

Loss of supervisors and skilled employees to

retirement is inevitable;
the impact

can be

lessened with

succession planning

and training

and mentorship

of new
employees.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex

in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 60
Table 22-13:

Labor – Work Stoppage (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Work stoppage due
to strikes, slowdowns
or secondary boycott
activity.
Loss of production and
coal sales; damaged
customer and employee
relations; reputation loss.
Maintain excellent
employee relations and
communications;
maintain frequent
customer
communications.
1 3 3 Develop plan for
employee
communications
and legal support
to minimize
impact of
secondary
boycott activities.
1 3 3

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 61
Table 22-14:

Labor – Retirement (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Retirement of
supervisors and
skilled employees.
Loss of leadership and
critical skills to sustain
high levels of safety,
maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain
employee selection
and training programs.
3 3 9 Maintain
selection of
candidates and
implementation
of in-house or
third-party
training for
electricians and
mechanics;
develop
employee
mentoring
program.
3 2 6
23
Recommendations
Coronado

is continuing

to

work both

internally and

with

outside

assistance

to

continue to
further define their resource base and to optimize the LOM plan.
24
References
Publicly

available

information

from

various

state

and

federal

agencies

was

used

where
relevant.
25
Reliance on Information Provided by the
Registrant
For the purpose

of this

TRS, MM&A utilized

the geological data

provided by Coronado.

This
information was subjected to verification of its integrity and completeness.
Historical

productivity

and

operating

costs

were

also

supplied

by

Coronado.

This
information

was combined

with the

experience and

knowledge of

the QPs

to forecast

the
LOM plan.
A summary of the

information provided by Coronado

relied upon by

MM&A for the purposes
of this TRS is provided in
Table

25-1
.

Coronado Global Resources Inc.

Statement of Coal Resources

and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation

S-K 1300 as of December 31,
2021

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
Table 25-1:

Information from Registrant Relied Upon by MM&A

Category
Information Provided by Coronado
Report
Section
Legal Mineral control and surface control rights as shown on maps 3.2, 3.3
Geological
Geologic data including digital databases and original source data
including geologist logs, driller’s logs, geophysical logs 9.1
Coal Quality
Database of coal quality information supplemented with

original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower from operating and future
Coronado mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing current

and future
methods of coal processing

14.1
Marketing
Long-term price forecast and market placement by seam

or mine used
in financial projections 16.2
Waste Disposal
Engineering data and estimates representing remaining

capacities for
coarse and fine coal waste disposal 17.2
Environmental Permit and bonding information 17.3
Costs
Historical and budgetary operating cost information used to

derive cost
drivers for reserve financial modeling 18.2
Economic
WACC and inflation rate used in discounted

cash flow analysis
19.1, 19.2,
19.3

APPENDIX
A
BIOGRAPHIES

Michael G. McClure

Current Position

Principal Geologist

Profession

Geology

Years' Experience

42

Education

MS - Geology, University of Kentucky, Lexington, KY (1990)

BS - Geology, Brigham Young University, Provo, UT (1977)

Professional Registrations

CPG – AIPG (No. 8196)

PG - KY, VA

MSHA Annual Retraining (surface & underground coal mining)

Affiliations

American Association of Petroleum Geologists (AAPG)

American Institute of Professional Geologists (AIPG)

www.mma1.com

Summary of Experience

Mr. McClure conducts geologic evaluations for the mining and coalbed methane (CBM) industries where he incorporates borehole and rock mechanics data, underground mapping, and geophysical data into the reporting process. He also directs the company's CBM laboratory for mining-related and exploration projects conducted in Alabama, Tennessee, Virginia, West Virginia, Kentucky, Ohio, Oklahoma, Pennsylvania, Illinois, and Wyoming.

Significant Projects

> Analyzed surface and underground mining and coalbed methane resources in major basins of the USA, and internationally within selected areas of Australia, Mexico, Venezuela, Canada, Chile, Czech Republic, China, Colombia, Great Britain, and Turkey.

> Provided geologic support for mining safety and accident investigations in Kentucky and West Virginia

Specific Projects

> **Virginia, USA:** Coordination of geological operations for 100 coalbed methane wells that included quality control, geophysical log interpretation, coalbed methane desorption testing, mapping, and analysis of coalbed methane potential for coal beds in the Central Appalachian Basin of Virginia.

> **Tennessee and Virginia, USA:** Coordination of the geologic component of small-scale pilot program for injection of CO_2 into Shale gas and CBM wells in order to enhance gas recovery and sequester CO_2.

> **Pennsylvania, USA:** Coordination of drilling, geologic mapping, coal quality testing, and reserve report preparation for multiple geologically complex properties in the Anthracite coal fields.

> **Shanxi Province, China:** Coordination of geologic evaluation of deep-mineable coal reserves and development of coalbed methane resources within a coal mining leasehold which has was subsequently opened as a large longwall mining operation.

> **Northern Colombia**: Conduct an evaluation of geologic conditions for an underground coal property, designed to supply a proposed coal-fired power plant.

> **Southern Chile:** Conduct evaluation of geologic conditions for a financial institution on an undeveloped coal reserve property, which was subsequently opened as a surface mining operation.

> **West Virginia, USA:** Participation in research to collect, identify and quantify Rare Earth Elements (REE) from an active underground coal mine.

> **Turkey:** Conduct audit of geologic conditions for limestone and metallic ore deposits.

Recognitions

> Graduate Fellowship Award, Federal Office of Surface Mining and the University of Kentucky, 1985–1986.

> Sigma Gamma Epsilon, while pursuing undergraduate studies at Brigham Young University.

Memberships

> Tazewell County Virginia Economic Development Commission, Member of ad hoc committee to study feasibility of making natural gas available for industrial usage, 1992.

> West Virginia Coalbed Methane Group – Member of ad hoc committee representing Coal and Oil & Gas Industry to draft legislation governing the development of coalbed methane within the state, 1993.

> Energy and Mineral Law Foundation, Lexington, Kentucky.

MICHAEL G. MCCLURE Page 1 of 1

Justin S. Douthat

Current Position

Executive Vice President

Profession

Engineer

Years' Experience

24+

Education

MBA - The Pennsylvania State University, University Park, PA

BS - Mining & Minerals Engineering, Virginia Tech, Blacksburg, VA

AA&S - Engineering, SVCC, Richlands, VA

Professional Registrations

PE - AR, CO, IL, KS, KY, LA, MS, NC, VA, WV

SME - Registered Member (4028345)

OSHA 40-Hour Health and Safety Training

OSHA 8-Hour Supervisory Health and Safety Training

MSHA Qualified Impoundment Inspector

40-Hour Radiation Safety Officer Training

Summary of Experience

Mr. Douthat coordinates engineering services for the company's energy and mineral resources clients, including those in coal as well as the aggregates and industrial mineral industries. His experience includes financial modeling and management of multiple scoping, pre-feasibility and bankable feasibility studies, as well as geologic modeling, reserve calculations, mineral valuations, mine planning and production timing using Carlson Mining® computer software. In addition, he performs end-of-mine reclamation and closure cost assessments that meets the requirements of Accounting Standard Codification Topic 410 (*ASC 410*) Accounting for Asset Retirement Obligations. He administers training for the use of Carlson Mining® computer software for geologic modeling and mine planning both in the United States and abroad. Mr. Douthat also coordinates and supervises a company-wide radiation safety program that includes the safety training of geophysical logging personnel in order to maintain compliance with federal and state nuclear regulatory authorities.

Specific Projects

- Prepared and/or served as a Qualified Person (QP) or Competent Person (CP) on multiple technical reports for the public filing of coal resources and coal reserves including those for the U.S. Securities and Exchange Commission, Canadian National Instrument 43-101 Standards for Disclosure of Mineral Projects (NI 43-101) and the Joint Ore Reserves Committee (JORC) code
- Conducted reserve estimations for both aggregates and industrial minerals clientele that included reviews of potential acquisition properties or expansion areas as well as definition of maximum reserve potential for as-configured operating properties
- Designed pits for quarries that maximized reserves with a focus on erosion and sediment control
- Completed amendments to mining permits for submittal to state agencies
- Worked closely with quarry operations personnel to produce overburden removal and disposal plans along with the associated cut and fill volume estimates for future quarry expansion areas
- Prepared multiple construction bid packages for aggregate industry clientele to include overburden removal and disposal area designs, haul road design and relocation, and all associated erosion and sediment control design construction details
- Coordinated aerial surveys for topographic mapping and stockpile inventory purposes, and prepared stockpile inventory volume calculations
- Provided detailed mine planning that included reserve/resource assessment and mine production timing for surface and underground operations utilizing Carlson Mining® computer software

www.mma1.com

JUSTIN S. DOUTHAT Page 1 of 1

APPENDIX
B
MAP

VP-4
North
NW
VP-2
W
NE
S
N

Data Point Location

Previous Underground Mining

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

Resource Exclusive of Reserve

0 1.5
Scale In Miles

MARSHALL MILLER & ASSOCIATES®

M62190 Bluefield, VA 2/22
Buch1–P3 mh

Map 1

Buchanan 1 Mine
Pocahontas No. 3 Seam

Coronado Coal LLC

Buchanan County, Virginia

Coordinate System: Virginia South State Plane NAD 27

APPENDIX
C
GLOSSARY OF TERMS

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Glossary of Abbreviations and Definitions
Abbreviation Definition
AIPG American Institute of Professional Geologists
ARMPS Analysis of Retreat Mining Pillar Stability
ASTM
American Society for Testing

and Materials
AVS Applicant Violator System
bcm Bank cubic meters
Btu/lb. British Thermal Unit per pound
CAT
®
Caterpillar Inc.
C.P.G. Certified Professional Geologist
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package
used for modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado
Coronado Global Resources Inc.

CSR
Codes of State Rules

CSX CSX Corporation, a rail-based freight transportation company
CTR Contour mining
Demonstrated
reserves Demonstrated reserves are the sum of proven and probable reserves.
DEP Department of Environmental Protection
EBITDA
Earnings before Interest, Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental Protection Agency

ESA Limited Phase I Environmental Site Assessment
EVR Estimated Visual Recovery
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other relevant operational factors, and detailed financial analysis that are necessary to demonstrate, at the time of reporting, that extraction is economically viable.

According to the proposed definition, the results of
the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. Thus, a feasibility study is more comprehensive, with a higher degree of accuracy, and yielding results with a higher level of confidence, than a pre-feasibility study.”

Hitachi Hitachi Construction Machinery Co., Ltd.
HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated

resources

are

those

lying

between

0.4-kilometer

and

1.2-
kilometer radius

from such

an observation

point and

reported herein

as
in-situ mineral resources.
Inferred
Resources
Inferred resources lie more than a 1.2-kilometer radius from a valid point of

measurement

but

less

than

4.8

kilometers

from

one

and

reported
herein as in-situ mineral resources.
JORC Code Australasian Code for Reporting of Exploration Results, Mineral
Resources and Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units

Appendix C
M
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& A
SSOCIATES
, I
NC
. 2
Abbreviation Definition
LJ Hughes LJ Hughes & Sons, Inc. - drilling Company
LOM Life-of-mine
M&R Maintenance and repair
M.B.A. Master of Business Administration
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated
Mineral Resource.

It includes dilution materials and allowances for
losses, which occur when the material is mined or extracted and is defined by studies at Preliminary Feasibility or Feasibility level as appropriate that include Modifying Factors.

Such studies demonstrate
that, at the time of reporting, extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions.”

Mineral Resource “…a concentration or occurrence of solid material of economic interest or on the Earth’s crust in such form, grade or quality that there are reasonable prospects for eventual economic extraction.

The location,
quantity, grade, continuity and other geological characteristics and continuity of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors “…considerations used to convert Mineral Resources to Mineral
Reserves. These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing, legal, environmental compliance, plans, negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health
Administration
MSL Mean sea level
Mt Million metric tonnes
NAIP National Agricultural Imagery Program
NIOSH National Institute for Occupational Safety and Health
NS Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
OSM U.S. Office of Surface Mining Reclamation and Enforcement
P&L
Profit and loss before tax

P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. The study’s financial analysis must have the level of detail necessary to

Appendix C
M
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& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
demonstrate, at the time of reporting, that extraction is economically viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less comprehensive and results in a lower confidence level than a feasibility study, a pre- feasibility study is more comprehensive and results in a higher confidence level than an initial assessment.”

Property(ies)
Bituminous coal deposits located in Buchanan and Tazewell

Counties,
Virginia.

QP Qualified Person
Qualified Person “…a person who is a mineral industry professional with at least five years of relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant. In addition, the proposed definition requires a qualified person to be an eligible member or licensee in good standing of a recognized professional organization at the
time the technical report is prepared.”
Rec. Recovery
RECs Recognized Environmental Conditions
Resource
Database
The Resource Database is established by the collection, validation, recording, storing and processing of data and forms the foundation necessary for the estimation of Mineral Resource and Mineral Reserve.

A quality assurance and quality control program is essential and must be established to govern the collection of all data.

In reporting, a
Mineral Resource must meet the minimum requirement of “reasonable prospects for economic extraction”. This will require the concurrent collection and storage of preliminary economic, mining, metallurgical, environmental, legal and social data and other information for use in the estimation of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data. It is recommended that data be stored digitally, using a documented,

standard format and a reliable
storage medium that allows for easy and complete retrieval of the data.
ROM Run-of-mine
RPO Recognized Professional Organizations
S-K 1300 United States Securities and Exchange Commission Regulation S-K
1300 Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SME Society for Mining Engineers
SMCRA Surface Mining Control and Reclamation Act of 1977 is the primary federal law that regulates the environmental effects of coal mining in the
United States.
Strip Ratio
Represented by bcm of overburden to recoverable coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USGS
United States Geologic Survey

Appendix C
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 4
Abbreviation Definition
VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral Assets
Vulcan™ Vulcan™ software is a product of Maptek™, a provider of software for the global mining industry.

APPENDIX
D
INITIAL ECONOMIC ASSESSMENT FOR
RESOURCES EXCLUSIVE OF RESERVES

Initial Economic Assessment,Buchanan Resources Exclusive of Reserves (per Short Ton)

Appendix D

	Pocahontas No. 3 Buchanan Blocks N, NE, NW
In-Place Resource Tons	15,700,000
Potentially Recoverable Tons*	5,600,000
Mining Method	Deep - CM
Assumed Sales Realization at Plant**	$ 85
Iniital Capex Estimate to Access Resources***	$ -
Direct Mining Costs:	
Labor****	$ 25.70
Supplies, Excluding Roof Control	$ 3.06
Roof Control	$ 3.67
M&R	$ 5.73
Power	$ 6.55
Other	$ 1.64
Total Direct Cash Costs	$ 46.35
Transporation, Washing, Environmental & G&A Costs:	
Coal Prep*****	$ 5.11
Materials Handling	$ 1.64
Raw Coal Trucking*****	$ -
Clean Coal Trucking	$ 1.25
Enviro******	$ 1.00
G&A	$ 1.88
Total Transporation, Washing, Environmental & G&A Costs:	**$ 10.88**
Indirect Cash Costs	
Royalty	$ 3.10
Black Lung Excise Tax	$ 0.55
SMCRA	$ 0.12
State Severance	$ 1.70
Property Tax & Insurance	$ 0.50
Total Indirect Cash Costs	**$ 5.97**
Non Cash Costs	
Amoritiztion of Development Capital	$ -
Depreciation of Initial Equipment and Sustaining Capital	$ 12.25
Depletion	$ 1.00
Total Non Cash	$ 13.25
Total Cash Cost	**$ 63.21**
EBITDA	**$ 21.79**
Fully Loaded Cost	**$ 76.46**
Fully Loaded P&L	**$ 8.54**
Passes Resource Iniital Economic Assessment?	**YES**

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages

**Sales relization represents estimated long range sales price provided by Coronado.

***No initial capital required. Resources are accessible from existing Buchanan Mine.

****Labor rates are driven based off of super section productivities assuming 250 feet per unit shift per section.

*****Processing assumed to occur at Buchanan plant, hoisted directly to plant.

******Environmental costs assumed to include permiting, outfall maintenance, etc.

Buchanan Initial Economic Assessment Resources Exclusive of Reserves.xlsx • Appendix • 2/11/2022

Page 1 of 1

APPENDIX
E
JORC TABLE 1

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling
techniques
>
Nature and quality of sampling (e.g. cut channels, random

chips, or specific
specialised industry standard measurement tools appropriate

to the minerals
under investigation, such as downhole gamma

sondes, or handheld XRF
instruments, etc.). These examples should not be

taken as limiting the broad
meaning of sampling.
>
Include reference to measures taken to ensure sample

representivity and the
appropriate calibration of any measurement tools

or systems used.
>
Aspects of the determination of mineralisation that are

Material to the Public
Report. In cases where ‘industry standard’ work has

been done this would be
relatively simple (e.g. ‘reverse circulation drilling

was used to obtain 1 m
samples from which 3 kg was pulverised to produce a

30 g charge for fire
assay’). In other cases, more explanation may be

required, such as where
there is coarse gold that has inherent sampling

problems. Unusual
commodities or mineralisation types (e.g. submarine nodules)

may warrant
disclosure of detailed information.
>

Most of the coal samples have been obtained

from the Properties by subsurface
exploration using core drilling techniques.

The protocol for preparing and testing
the samples has varied over time and is not well

documented for the older holes
drilled on the Properties.
>

Typical USA core drilling sampling technique is for the coal core sample,

once
recovered from the core barrel, to be described then wrapped in a sealed plastic
sleeve and placed into a covered core box, which

is the length of the sample so
that the core can be delivered to a laboratory in relatively intact condition and with
original moisture content.
>

It is reasonable to assume, given the sophistication

level of the previous operators,
that these samples were generally collected and processed

under industry best-
practices.

This assumption is based on MM&A’s familiarity with the operating companies and the companies used to perform the

analysis.

>

Some of the drill holes were air rotary bored and

no coal core samples were
collected.

Seam thickness for rotary-drilled bore holes is

verified by calibrated
downhole gamma-density logs.

>

Coal samples that were deemed by MM&A geologists

to be unrepresentative were
not used for statistical analysis of coal quality, as documented in the tabulations. A
representative group of drill hole samples from

the Properties were then checked
against the original drill laboratory reports to

verify accuracy and correctness.

Drilling
techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast,
auger, Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling

bit or other type, whether core is
oriented and if so, by what method, etc.).
>

The Properties have been extensively explored

by subsurface drilling efforts carried
out by numerous entities, most of which were

completed prior to acquisition by
Coronado.

The majority of the drilling was accomplished using

vertical continuous
(diamond) coring or air rotary methods.
>

Core drilling methods utilize NX-size (5.4 centimeter)

or similar-sized core cylinders
to recover core samples, which can be used

to delineate geologic characteristics,
and for coal quality testing and geotechnical logging.

>

Data for the rotary drilled holes is mainly derived

from downhole geophysical logs,
which are used to interpret coal and rock thickness

and depth since logging of the
drill cuttings is not reliable.
>

Geophysical logging was performed on many of

the holes, either by Geological
Logging Systems (a division of MM&A), other

geophysical logging contractors, and
on those properties acquired from CONSOL geophysical

logging was often
performed by CONSOL’s in-house logging services.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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& A
SSOCIATES
, I
NC
. 2
Criteria JORC Code explanation Commentary
Drill sample
recovery
>

Method of recording and assessing core and chip

sample recoveries and
results assessed.
>

Measures taken to maximise sample recovery and

ensure representative
nature of the samples.
>

Whether a relationship exists between sample

recovery and grade and
whether sample bias may have occurred due

to preferential loss/gain of
fine/coarse material.
>

Where available, core recovery thickness of coal samples

was reconciled with the
thickness interpreted from geophysical logs.
>

Core recovery of the older coal samples lacking

geophysical logs is sometimes not
well-documented: however,

when the laboratory results for such holes had
anomalous values, the data was disqualified and not

used.

Logging
>

Whether core and chip samples have been geologically

and geotechnically
logged to a level of detail to support appropriate

Mineral Resource estimation,
mining studies and metallurgical studies.
>

Whether logging is qualitative or quantitative

in nature. Core (or costean,
channel, etc.) photography.
>

The total length and percentage of the relevant

intersections logged.
>

A wide variety of core-logging techniques exist for

the properties.

For many of the
core holes, the primary data source is a generalized

lithology description by the
driller, in some cases supplemented by a more detailed core log completed by a
geologist.

>

The logging of core thickness and depth is quantitative.

With the exception of the
coal seams, logging of rock strata type is more subjective

and best considered as
qualitative.
Sub-sampling
techniques and
sample
preparation
>

If core, whether cut or sawn and whether quarter, half or all core taken.
>

If non-core, whether riffled, tube sampled, rotary split, etc.

and whether
sampled wet or dry.
>

For all sample types, the nature, quality and appropriateness of the sample
preparation technique.
>

Quality control procedures adopted for all sub-sampling

stages to maximise
representivity of samples.
>

Measures taken to ensure that the sampling is representative of the in situ
material collected, including for instance results for

field duplicate/second-half
sampling.
>

Whether sample sizes are appropriate to the grain

size of the material being
sampled.
>

Typical US practice in the Appalachian Basin is that core samples for deep
mineable core samples are not sawn or subsampled (since

seams are not of great
thickness and the entire seam is mined and co-mingled).
>

Oftentimes, core for surface-mineable coal seams are

bench sampled separately
by the various coal and rock layers (plies).
>

MM&A has exercised diligence to use only those

analyses that are representative
of the coal quality parameters for the appropriate

mining type for each sample.
Quality of assay
data and
laboratory tests
>

The nature, quality and appropriateness of the assaying

and laboratory
procedures used and whether the technique is considered

partial or total.
>

For geophysical tools, spectrometers, handheld XRF

instruments, etc., the
parameters used in determining the analysis including

instrument make and
model, reading times, calibrations factors applied and

their derivation, etc.
>

Nature of quality control procedures adopted (e.g.

standards, blanks,
duplicates, external laboratory checks) and whether

acceptable levels of
accuracy (i.e. lack of bias) and precision have

been established.
>

Sample analysis was typically carried out by accredited

US laboratories.

>

Standard procedure upon receipt of core samples

by the testing laboratory is to log
the depth and thickness of the sample, then perform

testing as specified by a
representative of the operating company.

Each sample is then analyzed in
accordance with procedures defined under American Society for Testing and
Materials ( ASTM )

standards including, but not limited to; washability

(ASTM
D4371); ash (ASTM D3174); sulfur (ASTM D4239);

Btu/lb. (ASTM D5865); volatile
matter (ASTM D3175); Free Swell Index ( FSI ) (ASTM D720).
>

Geophysical tools are calibrated by the logging

company and where possible,
validated using a calibration hole.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Verification of
sampling and
assaying
>

The verification of significant intersections by either

independent or alternative
company personnel.
>

The use of twinned holes.
>

Documentation of primary data, data entry procedures,

data verification, data
storage (physical and electronic) protocols.
>

Discuss any adjustment to assay data.
>

All coal intersection data used to generate the geologic

model has been cross
referenced with the lithological and geophysical logs

by MM&A.
>

Laboratory quality was adjusted from dry basis to reflect

the anticipated marketable
product moisture.
>

Coal quality results were verified by spot-check with

laboratory analysis sheets by
MM&A before inclusion into the geologic model

and use in the resource estimate.
Location of data
points
>

Accuracy and quality of surveys used to locate drill

holes (collar and down-
hole surveys), trenches, mine workings and other

locations used in Mineral
Resource estimation.
>

Specification of the grid system used.
>

Quality and adequacy of topographic

control.
>

Due to the long history of exploration by various

parties on the Properties, a wide
variety of survey techniques exist for documentation of

data point locations.

Many
of the older exploration drill holes appear

to have been located by ground survey;
more recently completed drill holes are often located

by high-resolution Global
Positioning System ( GPS ) units.
>

Grid systems used are typically the State Plane Coordinate

System pertinent to
each property.

>

Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary

(subject to availability).
Data spacing and
distribution
>

Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient

to establish the
degree of geological and grade continuity appropriate

for the Mineral
Resource and Ore Reserve estimation procedure(s)

and classifications
applied.
>

Whether sample compositing has been applied.
>

Spacing and distribution of data point information

may vary from seam to seam
within each mining area.

The areas estimated for coal resource and

coal reserve
tonnes have been limited so that the data spacing

and distribution is sufficient to
establish the degree of geological continuity appropriate

for the estimation and
classification of the coal tonnes.

>

All of the coal resource tonnes are in the measured,

indicated, and inferred
categories, and all of the coal reserve tonnes are in

the proved and probable
categories in accordance with the JORC Code and

SEC standards.

Orientation of
data in relation to
geological
structure
>

Whether the orientation of sampling achieves unbiased

sampling of possible
structures and the extent to which this is

known, considering the deposit type.
>

If the relationship between the drilling orientation and

the orientation of key
mineralised structures is considered to have introduced

a sampling bias, this
should be assessed and reported if material.
>

Drill holes have been vertically drilled.

No downhole deviation logs have been
collected and it is therefore not known

if the drill holes have deviated away from
vertical.

Based on the relatively shallow seam depths,

any deviation is expected to
be insignificant and immaterial to the geologic

characterization of the property.
>

The dip of the coal seams is relatively minor

and not a material issue for
representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>

Sample handling procedures employed by explorationists

follow typical US protocol
and should be adequate to insure sample security.
Audits or reviews
The results of any audits or reviews of

sampling techniques and data.
>

MM&A has reviewed all available geological information

for the Properties in
developing the geologic model.

Only that data deemed suitable has been used

for
the purpose of generating the resource and reserve

estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement
and land tenure
status
>

Type, reference name/number, location and ownership including agreements or material issues with third parties such as joint

ventures, partnerships,
overriding royalties, native title interests, historical

sites, wilderness or national
park and environmental settings.
>

The security of the tenure held at the time of

reporting along with any known
impediments to obtaining a licence to operate

in the area.
>

The Coronado coal resources are located within three

of the United State of
America: Virginia; West Virginia; and Pennsylvania.

Control of these Properties is
governed by many hundreds of agreements.
>

MM&A has not carried out separate title verification for

the coal properties and has
not verified leases, deeds, surveys or other property

control instruments pertinent
to the subject resources.

>

Coronado has represented to MM&A that it controls

the mining rights to the coal
deposits as shown on its property maps, and

MM&A has accepted these as being
a true and accurate depiction of the mineral rights

controlled by Coronado.

The
TRS assumes the properties are developed under

responsible and experienced
management.
>

There are no known legal or environmental encumbrances

that would impede
development of the subject coal reserves.
Exploration done
by other parties
>

Acknowledgment and appraisal of exploration by other

parties.
>

The Properties have been extensively explored

by subsurface drilling efforts
carried out by numerous entities, most of which

were completed prior to acquisition
by Coronado.
>

This exploration work was generally performed to

prevailing US best practice
standards and deemed adequate for the purposes

of this TRS.

Geology
>

Deposit type, geological setting and style of mineralisation.
>

The Coronado coal resources are located within

the Northern and Central
Appalachian Coal Basins.
>

The coal deposits are Carboniferous in age, being

of the Pennsylvanian system.
>

Seam of economic significance typically range between

0.3 meters and 1.8 meters
in thickness, with relatively little structural deformation.
>

Regional structure is typically characterized by gently

dipping strata to the
northwest at less than one percent.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Drill hole
Information
>

A summary of all information material to the understanding

of the exploration
results including a tabulation of the following information

for all Material drill
holes:
●

easting and northing of the drill hole collar
●

elevation or RL (Reduced Level – elevation above

sea level in metres) of
the drill hole collar
●

dip and azimuth of the hole
●

down hole length and interception depth
●

hole length.
>

If the exclusion of this information is justified on

the basis that the information
is not Material and this exclusion does not detract

from the understanding of
the report, the Competent Person should clearly explain

why this is the case.
>

MM&A reviewed and entered all pertinent data into

a digital geologic database for
each Coronado property.

The database consists

of thousands of data records,
which include drill hole and supplemental coal

seam thickness measurements from
outcrop and mine exposures.

>

All drill holes in the database are provided with

a collar elevation and the State
Plane Coordinate System easting and northing coordinate.
>

After MM&A confirmed proper coal seam thickness and

correlation,

the seam data
was modelled and compiled into coal resource maps.
>

The maps are provided in the TRS; however, a tabulation of the thousands of
individual data records is not practical to include.
Data aggregation
methods
>

In reporting Exploration Results, weighting averaging

techniques, maximum
and/or minimum grade truncations (e.g. cutting of high

grades) and cut-off
grades are usually Material and should be stated.
>

Where aggregate intercepts incorporate short lengths of

high grade results
and longer lengths of low grade results, the

procedure used for such
aggregation should be stated and some typical examples

of such
aggregations should be shown in detail.
>

The assumptions used for any reporting of

metal equivalent values should be
clearly stated.
>

Where a coal seam has been bench sampled

(typically for surface mining) the
individual analyses for the coal plies are normally

weight-averaged to represent the
total of recoverable coal.
>

Coal quality summary results have been documented

in the TRS.

Average coal
quality on a per-seam basis is used to represent

the coal resources within a given
mining area.
>

Average coal quality for each Coronado complex is provided

in Tables 1-1, 1-2 and
1-3 of this TRS.

>

No other data aggregations methods are used.
Relationship
between
mineralisation
widths and
intercept lengths
>

These relationships are particularly important in the

reporting of Exploration
Results.
>

If the geometry of the mineralisation with respect

to the drill hole angle is
known, its nature should be reported.
>

If it is not known and only the down hole lengths

are reported, there should be
a clear statement to this effect (e.g. ‘down hole length,

true width not known’).
>

Coal thickness values from all coal intersections

and down hole geophysical logs
are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0
degrees has little effect on the vertical thickness of the

seam.
Diagrams
>

Appropriate maps and sections (with scales) and tabulations

of intercepts
should be included for any significant discovery being reported

These should
include, but not be limited to a plan view of

drill hole collar locations and
appropriate sectional views.
>

Diagrams and maps showing the coal seam intercepts are

presented in the TRS.
Balanced
reporting
>

Where comprehensive reporting of all Exploration Results

is not practicable,
representative reporting of both low and high grades

and/or widths should be
practiced to avoid misleading reporting of Exploration

Results.
>

All of the available,

qualified exploration data has been included

within the
tabulations, maps, and diagrams for this TRS.
>

Both coal thickness and quality data are deemed

by MM&A to be reasonably
sufficient within the resource areas. Therefore, there is a

reasonable level of
confidence in the geologic interpretations required for

coal resource determination
based on the available data and the techniques applied

to the data.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Criteria JORC Code explanation Commentary
Other substantive
exploration data
>

Other exploration data, if meaningful and material,

should be reported
including (but not limited to): geological observations;

geophysical survey
results; geochemical survey results; bulk samples

– size and method of
treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or

contaminating substances.
>

Informational material available from the U.S. Geological

Survey and the respective
State Surveys was used to assist in the Resource

estimate.

Further work
>

The nature and scale of planned further work (e.g.

tests for lateral extensions
or depth extensions or large-scale step-out drilling).
>

Diagrams clearly highlighting the areas of possible

extensions, including the
main geological interpretations and future drilling areas,

provided this
information is not commercially sensitive.
>

Further work is expected to include additional exploration,

geotechnical testing,
coal quality analyses, and coal property acquisition.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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. 8
Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database
integrity
>

Measures taken to ensure that data has not been

corrupted by, for

example,
transcription or keying errors, between its initial collection and its use for
Mineral Resource estimation

purposes.
>

Data validation procedures

used.
>

MM&A confirmed coal seam thickness and correlations in databases used for coal
deposit modelling.

Representative records were spot-checked for

data entry
validation.

>

Geophysical logs were used wherever available

to assist in confirming the seam
correlation and to verify proper seam thickness measurements and recovery of coal
samples.
Site visits
>

Comment on

any site

visits undertaken

by the

Competent Person and the
outcome of those visits.
>

If no

site visits

have been

undertaken indicate why

this is the case.
>

MM&A is very familiar with the Properties and

has conducted multiple site visits
throughout the years.
Geological
interpretation
>

Confidence in (or conversely,

the uncertainty

of) the geological interpretation

of
the mineral deposit.
>

Nature of the data used and of

any assumptions made.
>

The effect,

if any,

of alternative interpretations on

Mineral Resource estimation.
>

The use of geology in guiding

and controlling Mineral Resource estimation.
>

The factors affecting continuity both

of grade and geology.
>

Due to the relative structural simplicity of the deposits

and the reasonable continuity
of the tabular coal beds, the principal geological

interpretation necessary to define
the geometry of the coal deposits is the proper

modeling of their thickness and
elevation.

>

Both coal thickness and quality data are deemed

by MM&A to be reasonable

within
the resource areas.

>

Therefore, there is a reasonable level of confidence

in the geologic interpretations
required for coal resource determination based on

the available data and the
techniques applied to the data.
Dimensions
>

The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral Resource.
>

The subject coal resource areas mostly exist in

discreet, individual deposits of highly
variable dimensions, shapes and depth below the

ground surface.
>

Such factors are best depicted in the maps contained

in the TRS.
>

Details of the parameters are cited within the TRS and

included in the table of Cut-off
Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling
techniques
>

The nature and appropriateness of the estimation technique(s) applied and key assumptions, including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If a computer assisted estimation method was chosen include a description of computer software and

parameters used.
>

The availability of check estimates, previous estimates and/or mine production records and whether the Mineral Resource estimate takes

appropriate account
of

such data.
>

The assumptions made regarding

recovery of by-products.
>

Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological
modelling software in the form of Microsoft
®

Excel files incorporating, drill hole
collars, seam and thickness picks, bottom seam elevations

and raw and washed coal
quality. These data files were validated prior to importing into the software.
>

Once imported, a geologic model was created.
>

The geological model was verified and reviewed.

>

Resources were estimated by defining seam thickness

at each point of observation
and by defining resource confidence arcs around

the points of observation.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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. 9
Criteria JORC Code explanation Commentary
>

Estimation of deleterious elements or other non-grade variables of economic significance (e.g. sulphur for acid mine drainage characterisation).
>

In the case

of block model interpolation, the

block size in relation to the
average sample spacing and the search employed.
>

Any assumptions behind modelling of

selective mining units.
>

Any assumptions about

correlation between variables.
>

Description of how the

geological interpretation was used to control the
resource estimates.
>

Discussion of basis for using or not

using grade cutting or capping.
>

The process of validation, the

checking process used, the comparison of model
data to drill hole data, and

use of reconciliation data if available.
>

Points of observation for Measured and Indicated

confidence arcs were defined for
all drill holes that intersected the seam.

>

As prescribed by the common United States

classification system the following
distances from points of observation were used

to define the corresponding
Resource category arcs:
-

Inferred Resources – greater than 3,960 feet (1.2
kilometers) but less than 15,840 feet (4.8 kilometers)
-

Indicated Resources – 3,960 feet (1.2 kilometers)
-

Measured Resources – 1,320 feet (0.4 kilometers)
>

The use of the standards commonly used in the

United States are appropriate and
customary for this resource jurisdiction and deposition

type.
>

MM&A performed a geostatistical analysis test

of the Coronado data sets using the
Drill Hole Spacing Analysis ( DHSA ) method.
>

Based on MM&A’s analysis, it would be possible to extend the measured,

indicated
and inferred arcs slightly beyond historically accepted

practices due to consistent
geological settings. The QP’s have elected not to extend

arc distances, introducing a
level of conservatism in the coal classification.
Moisture
>

Whether the tonnages are estimated on a dry

basis or with natural moisture,
and the method of determination of the moisture

content.
>

Coal resource tonnes are presented on a dry, in-situ basis.
>

Reserve tonnes are presented on a moist basis at anticipated product moisture
ranging from 4.0 to 6.0 percent. Moisture content based

on historic analyses of
shipped coal.
Cut-off
Parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The cut-off parameters were tailored for each of the

Coronado properties to be in
accordance with mining/ processing capabilities and

market conditions prevalent at
each operation.
>

Examples include minimum recoverable coal thickness,

acceptable ash content and
wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details of the parameters are cited within the

TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A

based on its experience
with the Coronado properties and other mining

operations of the Central Appalachian
coal basin.

This experience includes technical and economic

evaluations of
numerous properties in the region for the purposes

of determining the economic
viability of the subject coal reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 10
Criteria JORC Code explanation Commentary
Mining factors or
assumptions
>

Assumptions made regarding possible mining methods,

minimum mining
dimensions and internal (or, if applicable, external) mining dilution.

It is always
necessary as part of the process of determining

reasonable prospects for
eventual economic extraction to consider potential

mining methods, but the
assumptions made regarding mining methods and parameters

when estimating
Mineral Resources may not always be rigorous.

Where this is the case, this
should be reported with an explanation of the

basis of the mining assumptions
made.
>

Mining factors such as dilution, mining and washing

recovery are variable and have
been applied at the coal deposits at each operation

based on site-specific
characteristics.
>

Details of the factors are cited within the TRS.
>

Factors that would typically preclude conversion of a

coal resource to coal reserve
include the following: inferred resource classification;

absence of coal quality; poor
mine recovery; lack of access; insufficient exploration; or

uncontrolled surface
property for areas of proposed for surface mining.

>

While such factors were used to preclude the conversion

of a very limited number of
coal resources to coal reserves in this report,

the extensive history of mining on the
Properties would suggest that there are reasonable prospects for eventual economic
extractions of all coal resources under favorable

market conditions.
Metallurgical
factors or
assumptions
>

The basis for assumptions or predictions regarding

metallurgical amenability. It
is always necessary as part of the process of

determining reasonable prospects
for eventual economic extraction to consider potential

metallurgical methods,
but the assumptions regarding metallurgical treatment

processes and
parameters made when reporting Mineral Resources may

not always be
rigorous. Where this is the case, this should be reported

with an explanation of
the basis of the metallurgical assumptions made.
>

The products mined from coal resources controlled by

Coronado can be sold into
high-, mid-, and low-volatile metallurgical coal markets

because of their inherent
quality characteristics.

>

Run-of-mine production is washed at the coal preparation

plants as needed for
quality control.

>

Coronado may blend production from multiple

sources to manage ash and sulfur
content along with the rheological and petrographic

characteristics of the shipped
products.

Environmental
factors or
assumptions
>

Assumptions made regarding possible waste and

process residue disposal
options. It is always necessary as part of the process

of determining reasonable
prospects for eventual economic extraction to consider

the potential
environmental impacts of the mining and processing

operation.

While at this
stage the determination of potential environmental impacts,

particularly for a
greenfields project, may not always be well advanced,

the status of early
consideration of these potential environmental impacts

should be reported.
Where these aspects have not been considered

this should be reported with an
explanation of the environmental assumptions made.
>

MM&A completed a Limited Phase I Environmental Site

Assessment (ESA) on the
Buchanan property

in April 2016, and on the Logan County

and Greenbrier
Properties in May 2017 on behalf of Coronado.

Coronado reports not having
conducted such a study since the MM&A studies.

>

The ESAs completed by MM&A included a site inspection,

review of historical
records, a database search of State and Federal

regulatory records and interviews to
identify potential recognized environmental conditions (RECs)

that may create
environmental liability for the sites.

>

MM&A identified one REC at Greenbrier associated

with stained soil and gravel near
a fueling and maintenance area.

Coronado reported to MM&A that satisfactory
clean-up efforts were completed at Greenbrier.

>

Based on these former ESAs completed by MM&A,

it is MM&A’s opinion that
Coronado has a generally typical coal industry record

of compliance with applicable
mining, water quality, and environmental laws.

Estimated costs for mine closure,
including water quality monitoring during site reclamation,

are included in the TRS
financial models.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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& A
SSOCIATES
, I
NC
. 11
Criteria JORC Code explanation Commentary
Bulk density
>

Whether assumed or determined. If assumed, the

basis for the assumptions. If
determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness

of the samples.
>

The bulk density for bulk material must have been

measured by methods that
adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>

Discuss assumptions for bulk density estimates

used in the evaluation process
of the different materials.
>

Laboratory derived seam densities measured in specific

gravity were used where
available.

As needed, these data were supplemented by estimated

seam density
values based on the relative proportion of

coal and non-coal material within the seam
(typically at 1.30 and 2.25 specific gravity, respectively).
>

Average seam density was determined for each coal deposit

and used to convert
coal volumes into coal tonnage estimates.
Classification
>

The basis for the classification of the Mineral Resources

into varying confidence
categories.
>

Whether appropriate account has been taken

of all relevant factors (i.e. relative
confidence in tonnage/grade estimations, reliability

of input data, confidence in
continuity of geology and metal values, quality, quantity and distribution of the
data).
>

Whether the result appropriately reflects the

Competent
>

Person’s view of the deposit.
>

The Resource has been classified based on suitable

distances from points of
observations prescribed in the common United States

classification system.
>

The use of the United States standards is appropriate and

customary for this
resource jurisdiction and deposition type.3
>

MM&A performed a geostatistical analysis test

of the Coronado data sets using the
Drill Hole Spacing Analysis ( DHSA ) method.
>

Based on MM&A’s analysis, it would be possible to extend the measured,

indicated
and inferred arcs slightly beyond historically accepted

practices due to consistent
geological settings. The QP’s have elected not to extend

arc distances, introducing a
level of conservatism in the coal classification.
>

All relevant factors have been accounted for and

reflect the Competent Person’s
view of the deposit.
Audits or reviews
>

The results of any audits or reviews of Mineral

Resource estimates.
>

MM&A completed prepared a statement of coal resources

and reserves for the
Properties in accordance with the JORC Code

as of December 31, 2017.

MM&A
also subsequently updated the estimate of resources

and reserves for depletion as
of December 31, 2018, December 31, 2019, and

December 31, 2020.
>

MM&A performed a previous audit of the Properties

in year 2017 for Coronado
based on U.S. Securities and Exchange Commission

(SEC) Industry Guide 7 and
USGS Circular 891 standards.

>

Earlier audits were performed by various independent

consultants for predecessors-
in-title to Coronado and at various levels of detail

depending on the clients concerns
and the allotted time for completion.

Previous audits and reviews defined the
primary coal resource areas and estimated the recoverable

tonnes for each seam
based on the expected mining methods.

>

Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties

included in this TRS.
Discussion of
relative accuracy/
confidence
>

Where appropriate a statement of the relative accuracy

and confidence level in
the Mineral Resource estimate using an approach

or procedure deemed
appropriate by the Competent Person. For example, the

application of statistical
or geostatistical procedures to quantify the relative

accuracy of the resource
within stated confidence limits, or, if such an approach is not deemed
>

The relative accuracy of and confidence in the

coal tonnage and quality estimates
provided herein are judged to be in conformance

with current industry best-practices.
>

The representation of average coal quality characteristics

should be understood to
represent a reasonably representative sampling

that is generally indicative of coal

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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& A
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. 12
Criteria JORC Code explanation Commentary
appropriate, a qualitative discussion of the factors that

could affect the relative
accuracy and confidence of the estimate.
>

The statement should specify whether it relates

to global or local estimates,
and, if local, state the relevant tonnages, which

should be relevant to technical
and economic evaluation. Documentation should include

assumptions made
and the procedures used.
>

These statements of relative accuracy and confidence

of the estimate should be
compared with production data, where available.
quality and does not represent a statistically rigorous

approach to coal quality
modeling.
>

Resource estimation has been completed using standard

coal estimation methods
which are deemed appropriate for this deposit.
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for
conversion to Ore
Reserves

>

Description of the Mineral Resource estimate used

as a basis for the
conversion to an Ore Reserve.
>

The coal resource estimate was prepared

as part of the report Coronado Global
Resources Inc. Statement of Coal Resources and

Reserves in Accordance with
JORC Code and United States SEC Standards

as of December 31, 2021 –
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and
Pennsylvania, USA – February 2022 prepared

by MM&A.
>

The resource estimation criteria were developed

by MM&A based on the capabilities
of the mining equipment used within the production

model and on industry-accepted
standards to assure that the basic geologic characteristics

of the coal resources are
in reasonable conformity with those to be mined and

marketed by Coronado.
>

Clear statement as to whether the Mineral Resources

are reported additional
to, or inclusive of, the Ore Reserves.
>

Coal resources generally are reported inclusive of

the coal reserves.

In some
cases, resources are reported in addition to

coal reserves.

Tables 1-1 and 11

-3 of
the TRS clearly identify resources “inclusive of mine

plan” from which coal reserves
were estimated along with those resources “exclusive

of mine plan” from which no
reserves were estimated.

Site visits

>

Comment on any site visits undertaken by the

Competent Person and the
outcome of those visits.
>

MM&A is very familiar with the Properties and

has conducted multiple site visits
throughout the years.
Study status

>

The type and level of study undertaken to

enable Mineral Resources to be
converted to Ore Reserves.
>

A preliminary feasibility LOM plan was prepared by

MM&A for active and proposed
mines.

>

The Code requires that a study to at least Pre-Feasibility

Study level has been
undertaken to convert Mineral Resources to Ore Reserves.

Such studies will
have been carried out and will have determined a

mine plan that is technically
achievable and economically viable, and that material

Modifying Factors have
been considered.
>

This geologic evaluation conducted in accordance

with JORC and SEC standards
and in conjunction with the preliminary feasibility

study is sufficient to conclude that
the surface, highwall miner and underground

coal reserves identified on the
Properties are economically mineable under reasonable

expectations of market
prices for thermal and metallurgical coal products, estimated operation costs, and
capital expenditures.
>

The pre-feasibility financial models, prepared by MM&A

for this TRS, was developed
to test the economic viability of each coal resource

area.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 13
Criteria JORC Code explanation Commentary
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost, marketing, legal,

environmental,
socioeconomic, and regulatory factors).
Cut-off parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The cut-off parameters were tailored for each of the

Coronado properties to be in
accordance with mining/ processing capabilities and

market conditions prevalent at
each operation.
>

Examples include minimum recoverable coal thickness,

acceptable ash content and
wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details of the parameters are cited within the TRS and

included in the table of Cut-
off Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A

based on its experience
with the Coronado properties and are typical of

mining operations in the Central
Appalachian coal basin.

This experience includes technical and economic
evaluations of numerous properties in the region

for the purposes of determining the
economic viability of the subject coal reserves.
Mining factors or
assumptions

>

The method and assumptions used as reported

in the Pre-Feasibility or
Feasibility Study to convert the Mineral Resource to an

Ore Reserve (i.e. either
by application of appropriate factors by optimisation

or by preliminary or
detailed design).
>

After validating coal seam data and establishing

correlations, the thickness and
elevation for seams of economic interest were used

to generate a geologic model.
>

A pre-feasibility LOM plan was prepared

by MM&A for active and proposed mines.

MM&A prepared mine projections and production timing

forecasts based on coal
seam characteristics.

Production timing was carried out from 2022

to depletion
(exhaustion) of the coal reserve areas.
>

The choice, nature and appropriateness of the selected

mining method(s) and
other mining parameters including associated design

issues such as pre-strip,
access, etc.
>

The room-and-pillar mining method was selected to

model the underground mining
resources, utilizing continuous miners for coal extraction,

shuttle cars for production
section haulage and roof bolters for roof control,

with the exception that the
Buchanan Mine also uses longwall shearers, armored

face conveyors, and
hydraulic self-advancing roof support.

The resource areas located above drainage
are relatively small and often have irregular

boundaries.
The Buchanan Mine in
Buchanan County, Virginia is the only active longwall mine currently being operated by Coronado.
>

The Coronado underground mining resource areas

which are located above-
drainage require an access road and mine access

development along the outcrop,
whereas below-drainage mines are accessed via shaft or

slope based on other
proposed surface infrastructure locations and/or

surface property control.

>

The surface mining method selected utilizes highly productive hydraulic shovels,
front-end loaders, large tractors and rock trucks

for overburden removal.

The
mobile equipment spreads adapt readily to winding

coal outcrops for contour
surface mining and are effective for point-removal and area

mining applications.
>

Application of highwall and auger mining units

is an effective method to recover coal
resources not suitable for underground mining and under

excessive cover for
surface mining.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 14
Criteria JORC Code explanation Commentary
>

The assumptions made regarding geotechnical parameters

(e.g. pit slopes,
stope sizes, etc.), grade control and pre-production

drilling.
>

Mining plans for potential underground mines were

developed by MM&A.

Pillar
stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS )
program that was developed by the National Institute for Occupational Safety and Health ( NIOSH )
.

>

Coronado must obtain approved mining plans from
United States Department of
Labor Mine Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during

contour and area mining.

MM&A’s
planning model does not require input of specific

highwall design parameters, but
provides for timing of mining within mine plan polygons

that is representative of the
operation performance attained at Central Appalachia

surface mines.
>

Highwall and auger mining is conducted under highwalls

designed and constructed
to meet MSHA permit requirements.

To better assure highwall stability and safety
during highwall coal extraction, MSHA requires that

coal fenders, or stumps, be left
in place between successive cuts. Periodic barrier pillars

must be left in place as an
additional safeguard.

MM&A has adjusted the expected mining recovery

for
highwall and auger mining resources to reflect

highwall stability and safety
requirements.
>

The major assumptions made and Mineral Resource

model used for pit and
stope optimisation (if appropriate).
>

Underground Mining Resources:

For metallurgical resources, minimum coal seam
thickness extends down to between 0.6 and 1.2

meters and a minimum overburden
(depth of cover) of 30.5 meters.

A 61-meter horizontal distance is maintained from
abandoned mines and sealed or pillared areas,

and a 30-meter horizontal distance
is maintained from planned highwall miner panels.

Mine recovery is reduced when
a rider coal seam is present within a 1.5- to 3.0-meter

interval above the coal seam.

No mining is projected when the interval between

overlying and underlying reserves
is less than 12 meters.
>

Surface Mining Resources:

For classification as a surface-mineable resource, a
seam must be at least 0.3 meters in thickness

as a stand-alone (principle) seam
and 0.15 meters in thickness when less than

0.8 meters from a principle seam.

The
maximum cumulative area mining strip ratio is generally

20:1 for thermal coal and
30:1 for metallurgical coal.

Some areas were assessed for their economic viability
at higher ratios, and were included as reserves

if deemed economic.

For contour
surface mining, a minimum of 38-meter bench is

provided to support HWM.
>

HWM and Auger Mining Resources: HWM cut depth (penetration)

is established at
a maximum of 244 meters.

The minimum mineable coal thickness is limited

at 0.6
meters. For coal seams less than 0.8 meters

thick, roof and/or floor characteristics
must allow OSD cutting to maintain a 0.8-meter

minimum cutting height.
Auger
mining cut depth is established at an average

of 91 meters.

The minimum mineable
coal thickness is limited at 0.5 meters.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 15
Criteria JORC Code explanation Commentary
>

The mining dilution factors used.
>

Underground Mining Reserves:

The planning model assigns minimum mining
heights of 1.4 to 1.8 meters for mains and panel

development.

At the Buchanan
Mine, a minimum mining height of 1.8 meters

was used due to the longwall mining
method being employed.

For coal seams thinner than the assigned mining

height,
the difference between the coal seam height and assigned

mining height consists of
OSD.

In all cases a minimum of 0.05 meters of

OSD was assumed, with the
exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>

Surface Mining Reserves:

Area mining is generally limited to a cumulative
overburden ratio of 30:1 and a 15:1 ratio for

contour mining.

Exceptions were
considered for mining of metallurgical grade coal where

deemed economical.

It is
assumed that careful cleaning of exposed coal pits will

result in minimal OSD.
>

HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting
height is a minimum of 76 to 99 centimeters

for clearance purposes.

When the coal
seam is less than 76 to 99 centimeters thick, OSD

assumed and included in the
ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be

chosen based on the coal seam
thickness and that OSD will be minimal.
>

The mining recovery factors used.
>

Underground Mining Reserves:

Mine recovery generally varies between 40 and

60
percent for continuous mining panels, and 100

percent for longwall.
>

Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining
recovery is reduced where second mining is

projected in previously underground
and auger mined areas.
>

HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied
for HWM.
A mine recovery of 35 percent has been

applied for auger mining.
>

Any minimum mining widths used.
>

Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>

The manner in which Inferred Mineral Resources

are utilised in mining studies
and the sensitivity of the outcome to their inclusion.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost, marketing, legal,

environmental,
socioeconomic, and regulatory factors).
>

Mine plan LOM tonnage includes inferred coal and

those areas that do not meet the
minimum coal thickness requirement for classification as

reserve.

Inferred coal
represents approximately 0.6% of the LOM production

for Mon Valley and 0.04% of
the total LOM production for Logan.

None of this coal was included in the estimate
of reserves

>

The infrastructure requirements of the selected mining

methods.
>

Underground Mining Resources:

The continuous mining method provides for the
extraction of coal from the production faces using

continuous miners (and longwall
shearing machine at Buchanan) and haulage using

shuttle cars or battery haulers to
a feeder-breaker located at the tail of the section

conveyor belt.

The feeder-breaker

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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crushes large pieces of coal and rock and regulates

coal feed onto the mine
conveyor.

A chain conveyor is used to remove coal from

the longwall face at the
Buchanan Mine for placement onto the conveyor belt

which is ultimately delivered to
an underground storage bunker.

Roof-bolting machines are used to install roof
bolts, and battery scoops are available to clean the

mine entries and assist in
delivery of mine supplies to work areas.

Surface ventilation fans are installed as
needed to provide a sufficient volume of air to ventilate production sections, coal
haulage and transport entries, battery charging stations,

and transformers in
accordance with approved plans.
>

Coronado currently operates three coal preparation

plants, one each at the
Buchanan, Logan County and Greenbrier Divisions.

The Buchanan Plant operates
at a feed rate of approximately 907 raw tonnes

per hour (
tph ), whereas the
Saunders Plant (Logan County Division) has a nominal

feed rate of 816 tph, and the
Mountaineer Plant (Greenbrier Division) operates

at 544 tph.
MM&A has included
capital estimates for construction of additional

coal preparation plants at the Russell
County and Mon Valley Complex for the purposes of this TRS.

>

Surface Mining Resources: The surface mining mobile equipment spreads advance
the contour and area mining pits while systematically

reclaiming the trailing side of
pits where coal has been removed.

The coal haul roads are extended and
maintained as the pits advance.

Support facilities are maintained nearby but

away
from the active mining, and include storage areas

for blasting agents, fuel and
lubricants, and mine supplies along with maintenance

facilities and offices.

Most of
the surface mine production is transported to a loading

point for crushing, blending
and direct-shipment to customers.

>

HWM and Auger Resources: The HWM equipment advances

along with the contour
mining pits.

The rate of advance of the contour mining

is governed by the
advancement rate of the HWM.

A diesel-powered generator trails the highwall
miner and powers the continuous mining unit.

Other support facilities are provided
along with the contour mining support facilities.

HWM production is all transported
by truck to the coal preparation plant for washing.
Metallurgical
factors or
assumptions

>

The metallurgical process proposed and the appropriateness

of that process to
the style of mineralisation.
>

Coarse material is washed in a heavy medium

vessel.

Intermediate-size material is
washed in heavy medium cyclones.

Fine material is washed using conventional
froth flotation cells.
>

Whether the metallurgical process is well-tested technology

or novel in nature.
>

Processes are typical of those used in the

coal industry and are in use at adjacent
coal processing plants.
>

The nature, amount and representativeness of metallurgical

test work
undertaken, the nature of the metallurgical domaining applied and the
corresponding metallurgical recovery factors applied.
>

The quality characteristics for the subject coal resources

and coal reserves have
been reviewed in detail by MM&A.

The drill hole data were utilized to develop
average coal quality characteristics mining site.

These average coal quality
characteristics were then utilized as the basis for determining the various markets
into which the saleable coal will likely be placed.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>

Any assumptions or allowances made for deleterious

elements.
>

No significant effects on product quality are anticipated

from dilution material; float
product quality was used to model final product

quality.
>

The existence of any bulk sample or pilot scale

test work and the degree to
which such samples are considered representative of

the orebody as a whole
>

No bulk sample or pilot scale work has been completed.
>

For minerals that are defined by a specification,

has the ore reserve estimation
been based on the appropriate mineralogy to meet

specifications?
>

Notwithstanding the complexity of the coal quality data

set, the seams of the central
and northern Appalachian coalfields have a long history

of providing both high-Btu
thermal coals and high-, mid- and low-volatile coking

coals with favorable
metallurgical properties.
Environmental

>

The status of studies of potential environmental impacts

of the mining and
processing operation. Details of waste rock characterisation and the
consideration of potential sites, status of design options

considered and, where
applicable, the status of approvals for process residue

storage and waste
dumps should be reported.
>

MM&A completed a Limited Phase I Environmental Site

Assessment (
ESA ) on the
Buchanan property

in April 2016, and on the Logan County

and Greenbrier
Properties in May 2017 on behalf of Coronado.
>

MM&A identified one REC at Greenbrier associated

with stained soil and gravel
near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory
clean-up efforts were completed at Greenbrier.
>

Based on these former ESAs completed by MM&A,

it is MM&A’s opinion that
Coronado has a generally typical coal industry

record of compliance with applicable
mining, water quality, and environmental laws.

Estimated costs for mine closure,
including water quality monitoring during site reclamation,

are included in the TRS
financial models.
Infrastructure

>

The

existence

of

appropriate

infrastructure:

availability

of

land

for

plant
development, power,

water,

transportation (particularly

for bulk

commodities),
labour,

accommodation;

or

the

ease

with

which

the

infrastructure

can

be
provided or accessed.
>

Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine
Complex); Coronado also controls the idle Midland

Surface Mine at the Greenbrier
Mine Complex.

>

Coronado operates five underground mines as follows:

Buchanan Mine at the
Buchanan Mine Complex; Powellton #1, Eagle No. 1,

Muddy Bridge and Lower War
Eagle Mines in the Logan Mine Complex; the Mountaineer

#1 Mine at the
Greenbrier Mine Complex is currently idle.
>

All ROM production is currently planned for either

truck transportation from the
mines to the processing or shipping facilities, or

in some cases there is either a
current or planned mine mouth preparation plant and

barge/rail loading facility.

>

There is a network of public highways that provide

serviceable coal haul routes and
private, internal roads on the Properties would

be developed as may be needed.

Rail service to the Properties is most readily

provided by NS and CSX
with
connections to both domestic consumers and international

trans-shipment points.

NS track is located across the Monongahela

River from the proposed Pangburn
Hollow load-out facility.

Coal would be shipped to customers via barge

and rail and
sold as both metallurgical and thermal products.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Costs

>

The derivation of, or assumptions made, regarding

projected capital costs in
the study.
>

The methodology used to estimate operating costs.
>

Coronado provided historical and 5-year budget operating

costs for its active mines
for MM&A’s review.

MM&A used the historical and/or budget cost

information as a
reference and developed personnel schedules for

each mine.

Hourly labor rates
and salaries were based upon information contained

in Coronado’s financial
summaries.

Fringe benefit costs were developed for vacation

and holidays, federal
and state unemployment insurance, retirement, workers’

compensation and
pneumoconiosis, casualty and life insurance, healthcare

and bonuses.

A cost factor
for mine supplies was developed that relates expenditures

to mine advance rates for
roof control costs and other mine supply costs at

underground mines.

Other factors
were developed for maintenance and repair costs,

rentals, mine power, outside
services and other direct mining costs
>

Surface mine direct operating costs were developed

as a function of overburden
ratio for repair and maintenance supplies, diesel

fuel, explosives and blasting, and
miscellaneous supplies and services.

Operating costs for highwall mines are based
on costs per ROM tonne estimates.

Other cost factors were developed for

coal
preparation plant processing, refuse handling,

coal loading, trucking, property taxes,
and insurance and bonding.

Appropriate royalty rates were assigned for production
from leased coal lands and sales taxes were calculated

for state severance taxes,
the federal black lung excise tax, and federal and

state reclamation fees.
>

Capital schedules were developed by MM&A for mine

development, infrastructure,
and on-going capital requirements for the life of

each projected mine.
>

Staffing levels were prepared and operating costs estimated

by MM&A for each
projected mine.

MM&A utilized historical cost data provided by Coronado

and its
own knowledge and experience to estimate direct

and indirect operating costs.

>

Allowances made for the content of deleterious elements.
>

No allowances have been made for deleterious

elements; no impact to quality from
deleterious elements is anticipated.
>

The derivation of assumptions made of metal or commodity

price(s), for the
principal minerals and co- products.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

Derivation of transportation charges.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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& A
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Criteria JORC Code explanation Commentary
>

The basis for forecasting or source of treatment and

refining charges, penalties
for failure to meet specification, etc.
>

MM&A utilized historical cost data provided by

Coronado and its own knowledge
and experience to estimate direct and indirect operating

costs.

All ROM production
is currently planned for either truck transportation from

the mines to the processing
or shipping facilities, or in some cases there is either

a current or planned mine
mouth preparation plant and barge/rail loading facility.
>

The allowances made for royalties payable, both

Government and private.
>

Appropriate royalty rates were assigned for production

from leased coal lands and
sales taxes were calculated for state severance taxes,

the federal black lung excise
tax, and federal and state reclamation fees.
Revenue factors

>

The derivation of, or assumptions made regarding

revenue factors including
head grade, metal or commodity price(s) exchange

rates, transportation and
treatment charges, penalties, net smelter returns, etc.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

The derivation of assumptions made of metal or commodity

price(s), for the
principal metals, minerals and co-products.
>

Coal sales prices as defined above.

All reported reserves are on a marketable
basis.
Market assessment

>

The demand, supply and stock situation for the particular

commodity,
consumption trends and factors likely to affect supply and

demand into the
future.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

A customer and competitor analysis along with the identification of likely market
windows for the product.
>

All of the mine production serves metallurgical and thermal

markets.

The
metallurgical coal is marketed as high-volatile (typically

28 percent or greater volatile
matter content); mid-volatile (typically 23- to 27-percent

volatile matter content) and
low-volatile (typically less than 23 percent volatile

matter content) products.
>

Raw ROM production that requires washing is

currently processed through
Coronado owned and operated coal preparation

plants.

>

ROM coal that does not require further processing

is delivered directly to the loading
points for sizing and delivery to customers.

Coronado has access to two rail-loading
points serviced by the Norfolk Southern Corporation ( NS )

and two rail-loading
points serviced by CSX Corporation ( CSX ) .
>

Price and volume forecasts and the basis for these

forecasts.
>

Carlson Mining 2020
®

was used by MM&A to generate mine

plans for underground-
and surface-mineable coal seams.

Underground mine plans were sequenced
based on productivity schedules provided by Coronado,

which were based on
historically achieved productivity levels.

Surface mine plans were generated under
productivity assumptions (bank cubic yard per shift) as

provided by Coronado and
reviewed by MM&A, again based heavily on productivity

levels achieved by
Coronado.

All production forecasting ties assumed production

rates to geological

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
models as constructed independently by MM&A’s team of geologists and mining engineers.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
Economic

>

The inputs to the economic analysis to produce the

net present value (NPV) in
the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>

On an unlevered basis, the NPV of the project

cash flows after taxes was estimated
for the purpose of classifying coal reserves.

The project cash flows, excluding debt
service, are calculated by subtracting direct and indirect

operating expenses and
capital expenditures from revenue.

Direct costs include labor, drilling and blasting,
operating supplies, maintenance and repairs, facilities

costs for materials handling,
coal preparation, refuse disposal, coal loading, sampling

and analysis services,
reclamation and general and administrative costs.

Indirect costs include statutory
and legally agreed upon fees related to direct

extraction of the mineral.

The indirect
costs are the Federal black lung tax, Federal

and State reclamation taxes, property
taxes, local transportation prior to delivery at

rail or barge loading sites, coal
production royalties, sales and use taxes, income

taxes and State severance taxes.
Coronado’s historical costs provided a useful reference

for MM&A’s cost estimates.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward estimates

based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

All costs and prices are based on 2021 nominal United

States dollars.
>

A pre-feasibility LOM plan was prepared

by MM&A for active and proposed mines.

MM&A prepared mine projections and production timing

forecasts based on coal
seam characteristics.

Production timing was carried out from 2022

to depletion
(exhaustion) of the coal reserve areas, which is projected

for the year 2099.
>

The all-mines average cash cost ranges between approximately

$56 and $311 per
tonne for most of the operating period.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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& A
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. 21
Criteria JORC Code explanation Commentary
>

NPV ranges and sensitivity to variations in the

significant assumptions and
inputs.
>

An estimate of NPV at a base discount rate of

10.0% was included in Section 19 of
the TRS.
>

NPV of the Buchanan, Russell, Mon Valley,

Logan and Greenbrier Properties was
estimated to be $1.580 billion, $89.7 million, $287.3

million, $611.3 million and
$66.0 million, respectively.
>

The sensitivity study shows the NPV at the 10.0%

discount rate when Base Case
sales prices, operating costs, and capital costs are

increased and decreased in
increments of 5% within a +/- 15% range.

Social

>

The status of agreements with key stakeholders

and matters leading to social
license to operate.
>

Portions of the properties are located near

local communities.

Regulations prohibit
mining activities within 91 meters of a residential

dwelling, school, church, or similar
structure unless written consent is first obtained from

the owner of the structure.

Where required, such consents have been obtained

where mining is proposed
beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>

Any identified material naturally occurring risks.
>

No material naturally occurring risks have been

identified.
>

The status of material legal agreements and marketing

arrangements.
>

The Coronado coal resources are located in Buchanan,

Russell and Tazewell
Counties, Virginia; Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties,
West Virginia; Allegheny, Washington and Westmoreland Counties, Pennsylvania.
>

MM&A has not carried out separate title verification for

the coal properties and has
not verified leases, deeds, surveys or other property

control instruments pertinent to
the subject resources.
>

Coronado has represented to MM&A that it controls

the mining rights to the reserves
as shown on its property maps, and MM&A

has accepted these as being a true and
accurate depiction of the mineral rights controlled by

Coronado.

The TRS assumes
the properties are developed under responsible and

experienced management.
>

The status of government agreements and approvals

critical to the viability of
the project, such as mineral tenement status and

government and statutory
approvals. There must be reasonable grounds

to expect that all necessary
Government approvals will be received within

the timeframes anticipated in the
Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part

on which extraction of the
reserve is contingent.
>

Coronado has obtained all mining and discharge permits

to operate 34 underground
mines, 13 surface mines, and 18 processing, loadout

or related facilities.

MM&A is
unaware of any obvious or current Coronado

permitting issues that are expected to
prevent the issuance of future permits.

Coronado, along with all Central and
Northern Appalachian basin coal producers, is

subject to a level of uncertainty
regarding future clean water permits due to United States Environmental
Protection Agency ( EPA )

involvement with state programs.
Classification

>

The basis for the classification of the Ore Reserves

into varying confidence
categories. Whether the result appropriately reflects

the Competent Person’s
view of the deposit. The proportion of Probable

Ore Reserves that have been
derived from Measured Mineral Resources (if

any).
>

Measured and indicated resources have been

converted to proved and probable
reserves, respectively.
>

None of the probable coal reserves have been

derived from measured resources.
>

In a limited number of cases where there was

only very limited data available to
demonstrate the metallurgical suitability of a given

coal deposit, that deposit was
classified as a probable reserve instead of a

proved reserve.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>

The results of this TRS define an estimated total

initial ROM recoverable ore (coal)
reserve estimate of 556 million tonnes for Coronado

as follows:
a)

Buchanan =

160 Mt
b)

Logan

=

137 Mt
c)

Greenbrier=

12 Mt
d)

Russell =

50 Mt
e)

Mon Valley =

197 Mt

>

Coronado controls a total of 342 Mt (moist basis)

of marketable coal reserves for
Coronado as of December 31, 2021.

Of that total, 72 percent are proved, and

28
percent are probable.

Total reserves by complex are as follows:
a)

Buchanan =

98 Mt
b)

Logan

=

73 Mt
c)

Greenbrier=

7 Mt
d)

Russell =

30 Mt
e)

Mon Valley =

134 Mt

Audits or reviews
>

The results of any audits or reviews of Ore

Reserve estimates.
>

MM&A completed prepared a statement of coal resources

and reserves for the
Properties in accordance with the JORC Code

as of December 31, 2017.

MM&A
also subsequently updated the estimate of resources and

reserves for depletion as
of December 31, 2018, December 31, 2019, and

December 31, 2020.
>

MM&A performed a previous audit of the Properties

in year 2017 for Coronado
based on U.S. Securities and Exchange Commission ( SEC )

Industry Guide 7
standards.

Earlier audits were performed by various

independent consultants for
predecessors-in-title to Coronado and at various

levels of detail depending on the
clients concerns and the allotted time for completion.

Previous audits and reviews
defined the primary coal resource areas and estimated

the recoverable tonnes for
each seam based on the expected mining methods.
>

Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties

included in this TRS.
Discussion of
relative accuracy/
confidence

>

Where appropriate a statement of the relative accuracy

and confidence level in
the Ore Reserve estimate using an approach

or procedure deemed appropriate
by the Competent Person. For example, the application

of statistical or
geostatistical procedures to quantify the relative accuracy

of the reserve within
stated confidence limits, or, if such an approach is not deemed appropriate, a
qualitative discussion of the factors which could affect the relative accuracy
and confidence of the estimate.
>

Operations on the Properties by Coronado and

its predecessors have been on-
going for many years.

>

MM&A is confident that the mine plans and

financial models are reasonably
representative to provide an accurate estimation of

coal reserves.
>

Mine development and operation have not been optimized

within the TRS.
>

The statement should specify whether it relates

to global or local estimates,
and, if local, state the relevant tonnages, which

should be relevant to technical
and economic evaluation. Documentation should include

assumptions made
and the procedures used.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost), marketing, legal,

environmental,
socioeconomic, and regulatory factors on a global

scale as current local data
reflects the global assumptions.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>

Accuracy and confidence discussions should extend to

specific discussions of
any applied Modifying Factors that may have

a material impact on Ore Reserve
viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado

mines and future resource development
are summarized below:
>

Mine Accidents
>

Highwall Failure.

Highwall failures are likely to result in

a temporary mine closure
and should not have a material impact on the

mine sustainability.

The risk is
considered to be probable.

>

Adverse Geological Conditions.

Adverse geological conditions include such
conditions as faults and sandstone washes.

The risk is considered to be probable.

The impact is expected to be temporary with

little material impact on mine
sustainability.
>

Environmental Risk.

Numerous federal and state permits are required

to operate
coal mines and mine surface facilities. Permitting rules

are complex and may
change over time, making compliance difficult or impossible.
>

Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject
to modification.

The probability of water quality changes having

a material impact
on mine operations is possible.

As a contemporary example, the selenium
discharge issue that affects western Canadian and Central

Appalachian Basin
operators has only recently emerged as a concern

and its ultimate impact has not
been determined.
>

New Permits.

Permit protests by environmental groups and

individuals can
contribute to permit delays or denial and increase

the cost of permitting and delay
development.

Surface mining activities, coal refuse disposal and

construction of
access roads in mountainous terrain often require

storage of material in valley fills.

Authority to dispose of fill material into waters of

the United States must be granted
by the
United States Army Corps of Engineers

(
COE )
.

COE permits are
increasingly difficult to obtain.
>

Regulatory Requirements.

Adverse impact from regulatory changes is

considered
to be probable.

The impact will likely affect the broader industry

and is not expected
to result in mine closure.
>

Market Risk.

Metallurgical and thermal coal markets ultimately depend

upon the
global steel and thermal coal demand and are

considered to be volatile.

Currently,
the US coal market has seen a decline

in demand for thermal coal due to thermal
plant closures, as a result of new air and

water pollution regulations, and
competition from other commodities used for power

generation such as natural gas.

This has resulted in an overall decline in CAPP

coal production.

Continued
regulatory changes and declining demand could result in

material changes in
domestic and global coal markets.

The impact cannot be predicted at this time;
however, while MM&A expects the coal reserve within this TRS to remain
economically viable throughout the life of the projected

mines, the LOM financial
model is very sensitive to changes in coal sales

price and therefore market risk is
not insignificant.
>

Labor Risk.

Work stoppage due to organized labor protests

is considered to be
unlikely and not likely to lead to permanent mine

closure.

The mines are likely to

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of

December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
Criteria JORC Code explanation Commentary
suffer the loss of key supervisors and skilled employees

due to retirement as the
workforce ages.

The problem is industry-wide and the impact

is expected to be
temporary and have no sustained impact on

coal production.
>

Availability of Equipment and Supplies.

Risk of equipment and supply availability is
likely to be temporary and should not have a sustained

adverse impact on the
production of coal.
>

Transportation Delay.

Interruption of coal transport services by river

or rail is
considered to be probable but unlikely to have a

sustained impact on coal
production.
>

It is recognised that this may not be possible or appropriate in all
circumstances. These statements of relative accuracy and

confidence of the
estimate should be compared with production data,

where available.
>

Mine plans, productivity expectations and cost estimates

generally reflect historical
performance and efforts have been made to adjust plans

and costs to reflect future
conditions.